EXHIBIT 23(P)(17)(18)(19)
                                CODES OF ETHICS

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                    Confidential: Attorney-Client Privileged


                          Code of Ethics Supplement for

                          VAN KAMPEN INVESTMENTS, INC.



I.       INTRODUCTION

         Van Kampen Investments Inc. (the "Company"), a subsidiary of Morgan Stanley Dean Witter & Co., (the "Firm"), is a fiduciary that provides investment advisory services to investment companies and private investment management accounts (the "Clients").

         This Code of Ethics is adopted by the Company in keeping with the general principles and objectives set forth in Sections II and III below, and to enforce the highest legal and ethical standards in light of its fiduciary obligations to its Clients.

         The policies and procedures described herein are supplemental to the Firm's Code of Conduct (The Van Kampen Investments Inc. Code of Ethics Supplement and the Firm's Code of Conduct are collectively referred to as the "Code".) The Code of Ethics is applicable to all employees of the Company, including temporary employees or consultants who have provided services for the Company for a period of at least six months.

II.      GENERAL PRINCIPLES

A.       Shareholder and Client Interests Come First

                  Every officer, director or employee involved in providing investment management services of the Company (collectively referred to as "Company Employees") owes a fiduciary duty to Clients. This means that in every decision relating to investments, employees and affiliates of the Company must recognize the needs and interests of Clients and be certain that at all times their interests are placed ahead of any interest of the Company's, its employee or its affiliates.

B.       Avoid Actual and Potential Conflicts of Interest

                  The restrictions and requirements of this Code of Ethics are designed to prevent behavior which conflicts, potentially conflicts or raises the appearance of an actual or potential conflict with the interests of Clients. It is of the utmost importance that the personal securities transactions of Company Employees and affiliates of the Company be conducted in a manner consistent with both the letter and spirit of the Code, including these principles. Only then can Company Employees, and the Company as a whole, be certain to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility.

C.       Avoiding Personal Benefit

                  Company Employees and affiliates should ensure that they do not acquire personal benefit or advantage as a result of the performance of their normal duties as they relate to Clients. Consistent with the principle that the interests of Clients must always come first is the fundamental standard that personal advantage deriving from the Company's management of Clients' money is to be avoided.

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III.     OBJECTIVE

                  The Code of Ethics' provisions contained in the Investment Company Act of 1940, as amended, (the "Investment Company Act"), make it unlawful for certain persons associated with investment advisers or principal underwriters of investment companies to engage in conduct which is deceitful, fraudulent, or manipulative, or which involves false or misleading statements, in connection with the purchase or sale of a security held or proposed to be acquired by an investment company. In addition, Section 204A of the Investment Advisers Act of 1940, as amended, (the "Investment Advisers Act"), requires investment advisers to establish, maintain and enforce written policies and procedures designed to prevent misuse of material non-public information. The objective of this Code of Ethics is to require Company Employees to conduct themselves in accordance with the general principles set forth above, as well as to prevent Company Employees from engaging in conduct prohibited by the Investment Company Act and the Investment Advisers Act.

IV.      DEFINITIONS

         A. "Access Person" means any Employee who, in connection with regular functions or duties, makes, participates in, or has the ability to obtain information regarding the purchase or sale of a Security by a Client, or whose functions relate to the making of any recommendations with respect to such purchases or sales. In the event that any individual or company should be in a control relationship to a Client or the Company, the term "Access Person" would include such an individual or Company to the same extent as an employee of the client or the Company.

         B.    "Advertising Principals" are the individuals set forth in Exhibit
               A.

         C. "Advisers" mean all subsidiaries of the Company that are registered with the Securities and Exchange Commission (the "Commission") as investment advisers pursuant to the Investment Advisers Act.

         D.    "Chief Compliance Officer" is the individual set forth in Exhibit
               A.

         E. "Client" means any person or institution advised by Van Kampen Investments Inc. and its subsidiaries.

         F. "Code of Ethics Review Committee" consists of the Company's Chief Compliance Officer and General Counsel.

         G.    "Company" means Van Kampen Investments Inc. and its subsidiaries.

         H. "Control Group" means the individuals employed by Morgan Stanley who are responsible for monitoring the Morgan Stanley Restricted List.

         I. "Disinterested Trustee/Director" means a trustee or director of an investment company managed by the Company who is not an "interested person" of the investment company within the meaning of Section 2(a)(19) of the Investment Company Act.

         J. "Employee" or "Company Employee" means any person employed by the Company. Employees include consultants and temporary employees who are paid directly by the Company.

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         K.    "Employee Account" means any brokerage account or unit investment trust account in which the Employee has any direct or indirect beneficial ownership. The term "beneficial ownership" as used herein shall have the same meaning as that term is defined by rules of the Commission. Generally, under the such rules, a person is regarded as having beneficial ownership of securities held in the name of any of the following:

               1. A husband, wife or a minor child;

               2. A relative sharing the same house; and

               3. Anyone else if the Employee:

                  a. obtains benefits substantially equivalent to ownership of the Securities; or

                  b. can obtain ownership of the securities immediately or at some future time.

         L.    "Firm" means Morgan Stanley Dean Witter & Co. and its affiliates.

         M.    "General Counsel" is the individual set forth in Exhibit A.

         N. "Investment Personnel" means Portfolio Managers, Security Analysts, Traders and other individuals who provide information and advice to a portfolio manager or who assist in the execution of a portfolio manager's decision.

         O. "Manager of Public and News Media Relations" is the individual set forth in Exhibit A.

         P. "Portfolio Manager" means any person who exercises investment discretion on behalf of the Company for a Client.

         Q. "Restricted List" means a document which contains a list of Securities which are restricted from purchase or sale by the Firm's affiliated companies, employees and client portfolios.

         R.    "Security" refers not only to the instruments set forth in
               Section 2(a)(36) of the Investment Company Act but to any instrument into which such instrument may be converted, any warrant of any issuer that has issued the instrument, and any option, such as a put, call, straddle or spread (whether or not such option is "covered") relating to an instrument. It does not include: (a) any instrument issued directly to the Employee by an open end investment company; (b) certificates of deposit; (c) banker's acceptances; (d) commercial paper; or (e) any instrument representing a direct obligation of the United States Government.

         S. "Security Analyst" means any person who analyzes securities for potential purchase or sale by a Client.

         T. "Trader" means any Company Employee who places trades on behalf of a Client.

         U. "Watch List" means a list of Securities that do not carry restrictions, but whose trading is subject to close scrutiny by the Company's Legal Department.

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V.       STANDARDS OF CONDUCT FOR PERSONAL SECURITIES TRANSACTIONS

         A.    Employees

               The following procedures are applicable to all Employees:

               1. All Employee Accounts must be maintained through Morgan
                  Stanley Dean Witter & Co. ("MSDW" and/or Discover Brokerage Direct ("DBD"). No other brokerage accounts are permitted unless permission is granted by the Company's Legal Department.

                  If a new Employee maintains accounts outside MSDW or DBD, the Employee must transfer such accounts to a MSDW branch or DBD within 120 days from their date of hire. Existing employees must transfer accounts to MSDW or DBD on or before January 31, 2000.

                  a. The Employee must inform the Compliance Department, in writing, of their MSDW and DBD brokerage accounts, or, if applicable, their outside brokerage accounts. The Legal Department shall direct the brokerage firm to provide duplicate confirmations and account statements to the Legal Department.

                      1) Employees shall notify the appropriate Compliance
                         Department Employee as set forth in Exhibit A when opening a brokerage account.

                  b. Temporary employees or consultants who have provided services to the Company for a period of six months or more may maintain brokerage accounts at brokers other than MSDW or DBD.

               2. Except as set forth below, all Employees must pre-clear purchases or sales of Securities in the Employee Accounts with the Compliance Department.

                  a.  Exceptions from the Pre-Clearance Requirement.

                      1) Employees are not required to pre-clear the acquisition of the following Securities:

                         a) Securities acquired through automatic reinvestment
                            plans.

                         b) Securities acquired through employee purchase plans.

                         c) Securities acquired through the exercise of rights
                            issued by an issuer pro-rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

                         d) Morgan Stanley Dean Witter & Co. common stock
                            (including exercise of stock option grants),

                            (i) The restrictions imposed by the Firm on senior
                                management and other persons in connection with transactions in such stock are not affected by this exemption.

                         e) Units in Unit Investment Trusts.

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                      2) An Independent Trustee or Director need only obtain
                         prior approval from the Legal Department before purchasing or selling a Security in any account over which the Independent Trustee exercises Beneficial Ownership if he or she has actual knowledge at the time of the purchase or sale that such security is being considered for purchase or sale by the Company or is being purchase or sold by the Company. A Security is "being considered for purchase or sale" when a recommendation to purchase or sell a Security has been made and communicated to a Company Employee or, with respect to the person making the recommendation, when such person considers making such a recommendation.

                  b. Pre-cleared securities transactions must be effected timely.

                      1) All approved Securities transactions must take place on the same day that the authorization is obtained. If the transaction is not completed on the date of clearance, a new clearance must be obtained.

                      2) Purchases through an issuer direct purchase plan must
                         be pre-cleared on the date the Employee [mails] the check to the issuer's agent.

                         a) Authorization for purchases through an issuer direct
                            purchase plan are effective until the issuer's agent purchases the Securities.

                  c.  Pre-clearance Procedure

                      1) Employees shall pre-clear their transactions by
                         submitting a Trade Authorization Form (a copy of which is attached as Exhibit C) to the appropriate Compliance Officer as set forth in Exhibit A.

                      2) The Compliance Officer shall pre-clear the purchase or
                         sale of a Security if the transaction does not violate the Company's Code of Ethics.

                         a) The Compliance Officer shall verify that the
                            transaction is in compliance with this Code of Ethics.

                         b) The Compliance Officer shall sign the Trade
                            Authorization Form.

                         c) The Compliance Officer shall communicate
                            authorization of the trade to the Employee.

                         d) The time at which trade authorization is
                            communicated to the Employee shall be documented on the Trade Authorization Form.

                         e) The Legal Department shall maintain the originally
                            executed Trade Authorization Form. A copy of the executed Trade Authorization Form will be forwarded to the Employee.

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                         f) A Compliance Officer shall review Employee duplicate
                            confirmations and statements to verify that all personal transactions have been properly pre-cleared.

               3. Employee trades for which pre-clearance has been obtained, including short sales and permissible option trades, are subject to 30-day holding period from the trade date.

               4. Employees are prohibited from trading in futures, options on futures, and forward contracts. Employees may trade listed equity and index options and equity warrants, however, there is a 30-day holding period from the trade date. In addition, Employees are also prohibited from trading in warrants or options (with the exception of listed warrants or options) on physical commodities and currencies.

               5. Employees shall not purchase Securities during an initial or secondary public offering.

               6. Employees shall not enter into Limit Orders which extend beyond one day.

               7. Employees shall not participate in an investment club.

               8. Employees shall not purchase shares of an investment company that is managed by the Company if such investment company is not generally available to the public.

               9. Employees shall not purchase shares of an open end investment company that is managed by the Company if as a result of such purchase the Employee shall own 1% or more of the assets of such investment company.

               10. Employees are prohibited from the following activities unless they have obtained prior written approval from the Code of Ethics Review Committee:

                  a. Employees may not purchase a Security in a private placement.

                  b. Employees may not serve on the boards of directors of a public or private company. Requests to serve on the board of a religious, charitable or educational organization as set forth in Section 503(c) of the IRS Code will generally be approved.

         B.    Access Persons

               In addition to the prohibitions set forth above for Employees, the following prohibitions are applicable to Access Persons.

               1. All Access Persons shall report all Security transactions in their Employee Accounts to the Legal Department within ten calendar days after the end of each quarter. Reports shall be made on forms sent to the Access Person each quarter.

               2. Access Persons shall not purchase or sell a Security on a day during which a Client has a pending purchase or sale order in that same Security.

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         C.    Investment Personnel

               In addition to the prohibitions set forth above Employees and Access Persons, the following prohibitions are applicable to Investment Personnel.

               1. Investment Personnel shall not sell a Security purchased within the previous 60 calendar days from the trade date, except that a Security held for at least 30 days from the trade date may be sold at a loss or no gain. In addition, securities sold may not be purchased at a lower price until at least 60 days from the sale trade date. Any profits realized on trades executed within the 60-day holding period shall be disgorged to the Fund or a charitable organization as determined by the Chief Compliance Officer.

               2. All Investment Personnel shall disclose all personal and beneficial Securities holdings upon the commencement of employment and thereafter on an annual basis to the Legal Department.

         D.    Portfolio Managers

               In addition to the prohibitions set forth above for Employees, Access Persons and Investment Personnel, the following prohibitions are applicable to Portfolio Managers.

               1. A Portfolio Manager may not buy or sell a Security within 7 calendar days before or after any Client, over which such Portfolio Manager exercises investment discretion, trades in such Security.

               2. A Portfolio Manager may not purchase shares of a closed end investment company over which such Portfolio Manager exercises investment discretion.

         E.    Insiders

               No Employee who is required to file a statement of ownership pursuant to Section 16 of the Securities Exchange Act of 1934 may purchase or sell and purchase a company-sponsored closed end investment company within a six month period and realize a profit on such transaction.

         F.    Exceptions

               1. Notwithstanding the foregoing, the Chief Compliance Officer or his or her delegee, in keeping with the general principles and objectives of this Code of Ethics, may refuse to grant clearance of a personal transaction in their sole discretion without being required to specify any reason for the refusal.

               2. Upon proper request by an Employee, a Code of Ethics Review
                  Committee (the "Committee") will consider for relief or exemption from any restriction, limitation or procedure contained herein, which restriction, limitation or procedure is claimed to cause a hardship for such Employee. The Chief Compliance Officer will in his sole discretion determine whether the request is appropriate for consideration by the Committee. The Committee shall meet on an ad hoc basis, as deemed necessary upon the Employee's written request outlining the basis for his


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                  or her request for relief. The decision is within the sole discretion of the Committee.

VI.      INSIDER TRADING

         A. Procedures applicable to Employees that assist in the management of the portfolios managed by the Company that invest in senior loans (the "Senior Loan Portfolios"), the current list of such portfolios is attached hereto as Exhibit B.

               1. No Employee who receives nonpublic information pertaining to the issuer of a senior loan may trade in the Securities of that issuer or disclose such nonpublic information to others.

               2. In order to manage the nonpublic information received by
                  Employees who assist in the management of the Senior Loan Portfolios, an information barrier or a "Chinese Wall"; shall be maintained as follows to prevent the dissemination of such information to other areas of the Company:

                  a. The portfolio manager, related analysts and applicable support staff who assist in the management of the Senior Loan Portfolios (the "Senior Loan Department") shall be located in an area segregated from other portfolio managers and analysts.

                  b. All senior loan files shall be located in a segregated locked room with access restricted to Employees who assist in the management of the Senior Loan Portfolios, designated internal accountants, outside public accountants and Legal Department personnel.

                      1) A list of all Employees who have access to the senior
                         loan credit files shall be maintained by the Senior Loan Department and the Legal Department.

                      2) A log of individuals given access to the senior loan
                         credit files should be maintained by the Senior Loan Department. A copy shall be forwarded to the Legal Department. The log shall document the individual given access to the files, the time the files were taken from the file room and the time the files were returned to the file room.

                      3) All senior loan credit files shall be returned to the
                         file room at the end of the work day.

               3. In the event an Employee who does not assist in the management of the Senior Loan Portfolios is asked to review the senior loans of an issuer, the following procedures shall be followed.

                  a. Before reviewing any information of an issuer of a senior loan, the Employee must first determine whether or not other Securities of the issuer are presently owned or are under consideration for purchase by a Client for which the Employee performs credit research.

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                  b.  If other Securities of a senior loan issuer are presently held by or are under consideration for purchase by a Client for which the Employee performs credit research, the Employee may not review the issuer or purchase any securities of the issuer. If no other Securities of a senior debt issuer under consideration are held or are not under consideration for purchase by a Client for which the Employee performs credit research, the Employee may review the issuer. In such cases, while in possession of nonpublic information and during the period the senior loan remains in the portfolio, the Employee may not analyze any other Securities of that issuer, purchase any securities of the issuer or disclose any nonpublic information concerning that issuer to others.

         B. In order to determine whether the Chinese Walls erected around the Senior Loan Portfolios' operations are effective in preventing the flow and misuse of confidential information, a Watch List and the following related procedures shall be followed.

               1. The Chief Compliance Officer or his or her designee shall maintain the Watch List.

               2. Issuers of securities in which the Senior Loan Department has received non-public information shall be placed on the Watch List noting the date each issuer was added.

               3. The Portfolio Manager of the Senior Loan Portfolios, or his or
                  her designee, shall promptly notify the Chief Compliance Officer or his designee in writing upon receipt of non-public information regarding a security.

                  a. The Chief Compliance Officer or his or her designee shall add the issuer to the Watch List.

               4. Issuers shall remain on the Watch List as long as the
                  information initially received continues to be non-public and/or the Company receives additional non-public information even after the security has been sold from a Senior Loan Portfolio.

               5. The Portfolio Manager or his or her designee shall inform the
                  Chief Compliance Officer or his designee when: 1) an issue is removed from a Senior Loan Portfolio; and/or 2) when previously non-public information becomes public.

                         a) The determination of whether the Issuer may be
                            removed from the Watch List will be made jointly by the Senior Loan Department and the Legal Department.

                            1) Reasons for removing the Issuer shall be documented.

         C. Procedures applicable to all Employees that assist in the Company's management of Client portfolios.

               1. The Morgan Stanley Dean Witter Control Group (the "Control
                  Group") shall forward to the Chief Compliance Officer or his or her designee the most recent Restricted List.

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               2. Upon receipt of the Restricted List, the Chief Compliance
                  Officer or his or her designee shall forward the Restricted List to the appropriate individuals.

               3. Prior to each purchase or sale of a portfolio security the portfolio manager or his or her designee shall determine whether or not the security appears on the Restricted List.

                  a. In the event the security appears on the Restricted List, the Portfolio Manager or his or her designee must request authorization from the Control Group to purchase the security.

                      1) If the Control Group grants authorization to purchase
                         the security, the Control Group will assign an authorization number to the purchase authorization. The Portfolio Manager or his of her designee must maintain documentation of the control number and may purchase the security.

                      2) If the Control Group does not authorize the purchase,
                         the purchase of the security is prohibited.

                      3) The Legal Department and the Company's portfolio
                         trading areas shall monitor a list of control numbers for all exceptions granted by the Control Group for the purchase of a restricted issuer.

                  b. In the event the security is not documented on the Restricted List the security may be purchased.

VII.     GIFTS, GRATUTITES AND CONTRIBUTIONS

         A. The Company prohibits all Employees from giving or accepting any gratuity with a value in excess of $100 per year other than an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment with is neither so frequent nor so extensive as to raise question of propriety, to or from persons associated with securities or financial organizations, including exchanges, other member organizations, commodity firms, news media, and non-member broker/dealers, or Clients of the Company. A gift of any kind is considered a gratuity.

         B. All gifts made to a Client for any purpose, other than the usual and customary tickets to sporting or cultural events and occasional meals, should be documented. Gifts may not exceed $100 per year per Client. All gifts made to employees or relatives of a customer will be aggregated for purposes of such limit.

         C. Any questions regarding gifts should be bought to the attention of the Chief Compliance Officer who will assist the Employee in adherence to regulatory rules and requirements.

VIII.    PRESS POLICY

         A. Company Employees may not speak to the press prior to receiving approval from the Manager of Public and News Media Relations or his or her designee.

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         B.    Company Employees may not discuss specific holdings in a Client's account.

IX.      MARKETING AND PUBLIC RELATIONS

         A.    Advertising

                  1. All advertising and marketing material, including "broker-only" material, must be approved by an Advertising Principal prior to use and retained in the Company's central files. Unit investment trust and investment company advertising and/or sales literature must be filed with the NASD for review within 10 days after use. Employees are strictly prohibited from using with, or sending "broker use only" marketing material, to the public.

         B.    Seminars

               1. The Company's Manager of Public and News Media Relations or
                  his or her designee shall be responsible for the following areas of any seminar conducted by Employees:

                  a.  Preparation of any advertising.

                  b. Distribution of any available brochures or literature requested.


               2. All scripts, advertising, brochures and literature must be approved by an Advertising Principal prior to use. Copies will be maintained in the Company's Legal Department.

         C.    Writing for Publications

               1. Employees may not engage in writing articles for any
                  publications without the prior approval of the Company's Director of Marketing Communications. This requirement includes articles to be "published" on electronic media.

X.       LEGAL AND REGULATORY MATTERS

         A.    Bankruptcy/Criminal Offenses

               1. The Company is required to notify regulatory organizations when certain events occur regarding its Employees. Accordingly, the Company's General Counsel, or his delegee, must be notified immediately if any of the following occur:

                  a. An Employee is indicted, or convicted of, or pleads guilty to, or pleads no contest, any criminal offense (other than minor traffic violations).

                  b.  An Employee files for personal bankruptcy.

                  c. A corporation in which any Employee owns 10% or more of the securities files for bankruptcy.

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               2. Pursuant to the terms of the Investment Company Act, no officer or Employee of the Company may become, or continue to remain, an officer, director or employee, without an exemptive order issued by the Commission if such officer, director or employee is, or becomes convicted or enjoined of the following activities. It is the Employee's obligation to report immediately any conviction or injunction to the General Counsel.

                      1) Within the past ten years convicted of any felony or
                         misdemeanor involving the purchase or sale of any security or arising out of the officer's, director's or employee's conduct as an affiliated person, salesman, or employee of any investment company, bank, insurance company or entity or person required to be registered under the Commodity Exchange Act.

               3. Permanently or temporarily enjoined by any court from acting as an affiliated person, salesman or employee or any investment company, bank, insurance company or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

         B.    Expert Witness

               Any requests of an Employee to be an "expert witness" must be approved by the appropriate Division Head and the Company's General Counsel, or his or her delegate.

         C.    Receipt of Legal Documents

               Upon receipt of legal documents, the Company's General Counsel, or his or her delegee, are to be notified immediately.

         D. Contact with Industry Regulators or State, County or Federal Prospectors

               If an Employee is contacted by an agent of the government or a regulatory body in connection with a regulatory inquiry, the Employee shall contact the Company's General Counsel, or his or her delegee, for instructions.

XI.      SANCTIONS

                  Upon discovering a violation of this Code of Ethics, the Company may impose such sanctions as it deems appropriate, including, but not limited to, a reprimand (orally or in writing), demotion, and suspension or termination of employment. The General Counsel of the Company, in his sole discretion, is authorized to determine the choice of sanctions to be imposed in specific cases, including termination of employment of any employee.

XII.     EFFECTIVE DATE

                  All Employees of the Company are required to sign a copy of this Code of Ethics indicating their agreement to abide by the terms of this Code of Ethics. In signing this Code of Ethics, the Employee acknowledges and agrees to the Firm's distribution of certain information provided to the Firm by the Employee, including but not limited to, the Employee's name, social security number and address to outside vendors chosen by the Firm to assist in the enforcement of this Code of Ethics.

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                  In addition, all Employees of the Company will be required to certify annually that (i) they have read and understand the terms of this Code of Ethics and recognize the responsibilities and obligations incurred by their being subject to this Code of Ethics, and (ii) they are in compliance with the requirements of the Code of Ethics.



         Approved this ____________ day of ___________________.



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                                   Exhibit "A"

I.       "Advertising Principal" is Anne Kochevar.

II.      "Chief Compliance Officer" is [__________].

III.     "Manager - Public and News Media Relations" is Eileen Davis.

IV.      "General Counsel" is A. Thomas Smith.

V. The persons in the Compliance Department to pre-clear securities in an Employee Account are:

         Houston and Kansas City:       Pam Robertson - 713-438-4210

         All other Locations:           Sue Pittner - 630-684-6393
                                        Theresa Renn - 630-684-6849

VI. The persons in the Compliance Department to notify the brokerage accounts are:

         Houston and Kansas City:       Pam Robertson - 713-438-4210

         All other locations:           [                           ]



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                                   Exhibit "B"


                             Senior Loan Portfolios

                       Van Kampen Prime Rate Income Trust
                         Van Kampen Senior Income Trust
                      Van Kampen Senior Floating Rate Trust
                                Van Kampen CLO I
                                Van Kampen CLO II

                                   Exhibit "C"

          Pre-Clearance, When Given, is Valid Only on Date of Request.

            PERSONAL SECURITIES TRANSACTION TRADE AUTHORIZATION FORM


Employee Name: _____________________              Social Security No. __________

Name(s) of Account Holder(s): __________________________________________________

Brokerage Firm: ________________________________    Buy or Sell: _______________

Name/Description                            Symbol or
of Security: ______________________________ CUSIP: _____________________________

For All Company Employees:

1.   If you are seeking pre-clearance for the purchase of a
     Security, is the Security being purchased part of a private
     placement or part of an initial or secondary public offering?       Yes ___ No ___

2.   Are you seeking pre-clearance for the purchase of shares of a closed-end investment company distributed by Van
     Kampen Funds Inc.?                                                  Yes ___ No ___

3.   Is your proposed trade a "limit order" that extends beyond
     this date?                                                          Yes ___ No ___

4.   Have you instructed your broker to provide the Legal Dept.
     with copies of your confirmations and statements?                   Yes ___ No ___

5.   Are you aware of any Morgan Stanley interest in this Security
     through its merchant banking or principal investing activities?     Yes ___ No ___

6.   Are you trading in futures, options on futures, forward contracts,
     warrants, options on physical commodities and currencies?           Yes ___ No ___

7.   Are you aware of any research recommendation on the Security issuer by any Morgan Stanley research analyst within the last
     two business days?                                                  Yes ___ No ___

8.   If you are trading in the Securities of Morgan Stanley:
a.   Are you selling the security short or are you trading on margin?    Yes ___ No ___ NA ___
b.   Are you dealing in derivatives involving Morgan Stanley
     securities?                                                         Yes ___ No ___ NA ___

9.   If you are seeking a pre-clearance for a sale, have you held the
     Security in your possession for more than 30 days?                  Yes ___ No ___ NA ___


                                                              Over, please

For Access Persons Only:

10.  Are you aware of any pending purchase or sale by any of the
     Van Kampen managed funds in this Security?                          Yes ___ No ___

For Investment Personnel, Associate Portfolio Managers and Portfolio Managers
Only:

11.  Have you had any personal trades, including options transactions in this Security, for the last 60 calendar days such that this trade is a reverse of the previous trade (i.e., a buy followed by a sale or
     a sale followed by a buy)?                                          Yes ___ No ___


     Note: By signing and submitting this pre-clearance request, you agree that any profits you realize on a purchase and sale or sale and purchase of this Security within the 60-day period, will be disgorged.

For Portfolio Managers and Associate Portfolio Managers Only:

12.  Have you purchased or sold this Security within the last seven calendar days before this date in any of the fund(s) under
     your primary responsibility?                                        Yes ___ No ___

13.  Do you have any plans to purchase or sell this Security within the next seven calendar days after this date in any of the fund(s) under
     your primary responsibility?                                        Yes ___ No ___

I request pre-clearance for the proposed transaction described above. I understand that this pre-clearance is valid only on the date shown below. I affirm that this transaction is not based on any material, non-public information, and I am not aware of any facts suggesting that this transaction represents potential conflict of interest.




-------------------------------     ------------------         -----------------
(Signature)                         (Extension)                (Date)




<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<<
The following section is for Compliance Department use only.

Morgan Stanley Control Group Approval Code ______________

Examination of the trading activity of the investment companies of Van Kampen reveals a record of an authorization or execution completed or pending in the above-named Security (or underlying Security) during the required period, nor is the undersigned aware of any facts suggesting that this transaction represents a potential conflict of interest.



---------------------------------              ---------------------------------
(Compliance Department Signature)              (Date and Time Employee Notified)

                              AMENDED AND RESTATED
                                 CODE OF ETHICS
                                       OF
                               THIRD AVENUE TRUST
                                       AND
                               EQSF ADVISERS, INC.


This Code of Ethics ("Code") establishes rules of conduct for persons who are associated with Third Avenue Trust, a registered investment company (the "Trust") and each series of the Trust (each a "Fund" and, collectively, the "Funds") and EQSF Advisers, Inc., a registered investment adviser (the "Adviser"), that provides investment advisory services to the Funds (collectively, the "Companies").

The basic rule is very simple, put the Funds shareholders' interests first. The rest of the rules elaborate this principle. Some of the rules are imposed specifically by law. For example, the laws that govern investment advisers specifically prohibit fraudulent activity, making statements that are not true or that are misleading or omit something that is significant in the context and engaging in manipulative practices. These are general words, of course, and over the years the courts, the regulators and investment advisers have interpreted these words and established codes of conduct for their employees and other who have access to their investment decisions and trading activities. Indeed, the rules obligate investment advisers to adopt written rules that are reasonably designed to prevent the illegal activities described above and to follow procedures that will enable them to prevent such activities.

This Code is intended to assist the Companies in fulfilling their obligations under the law. The first part lays out who the Code applies to, the second part deals with personal investment activities, the third part deals with other sensitive business practices, and subsequent parts deal with reporting and administrative procedures.

The Code is very important to the Companies and their employees. Violations can not only cause the Companies embarrassment, loss of business, legal restrictions, fines and other punishments but for employees can lead to demotion, suspension, firing, ejection from the securities business and very large fines.

I.       Applicability

         (A)   The Code applies to each of the following:

               1. Third Avenue Value Trust (the "Trust"), each series of the
                  Trust (each a "Fund" and, collectively, the "Funds"), and EQSF Advisers, Inc. (the "Adviser") and all entities that are under common management with the Companies ("Affiliates"). A listing of the Affiliates is attached as Exhibit A.

               2. Any officer, director, trustee or employee of the Companies or
                  Affiliates whose job regularly involves him in the investment process of the Companies. This includes the formulation and making of investment recommendations and decisions, the purchase and sale of securities for clients and the utilization of information about investment recommendations, decisions and trades. Due to the manner in which the Companies and Affiliates conduct their business, every employee should assume that he is subject to the Code unless the Compliance Officer specifies otherwise.

               3. With respect to the Companies and Affiliates, any natural person who controls any of the Companies or Affiliates and who obtains information regarding the Companies' investment recommendations or decisions. However, a person whose control arises only as a result of his official position with such entity is excluded. Disinterested trustees of a Fund, for example, are excluded from coverage under this item.

               4. With respect to the Companies, any trustee, director, officer, or person performing a similar function even if he has no knowledge of and is not involved in the investment process. Disinterested trustees of a Fund are covered under this item.

               5. As an exception, the Code does not apply to any director, officer or employee of the Companies' affiliated broker-dealer, M.J. Whitman, Inc., whose duties do not involve the formulation or making of investment recommendations or decisions or the execution of portfolio transactions. These individuals are covered by the code of ethics or supervisory procedures adopted by such entity.

         (B)   Definitions

               1. Access Persons. The Companies, the Affiliates and the persons described in items (A) 2 and (A) 3 above other than those excluded by item (A) 5 above.

               2. Access Persons Account. Includes all advisory, brokerage, trust or other accounts or forms of direct beneficial ownership in which one or more Access Persons and/or one or more members of an Access Person's immediate family have a substantial proportionate economic interest. Immediate family includes an Access Person's spouse and minor children living with the Access Person. A substantial proportionate economic interest will generally be 10% of the equity in the account, in the case of an account in which only one Access Person has an interest and 25% of the equity in the account, in the case of an account in which more than one Access Person has an interest, whichever is first applicable. Investment partnerships and similar indirect means of ownership other than registered open-end investment companies are also treated as accounts.

                  As an exception, accounts in which one or more Access Persons and/or their immediate family have a substantial proportionate interest which are maintained with persons who have no affiliation with the Companies and with respect to which no Access Person has, in the judgment of the Compliance Officer after reviewing the terms and circumstances, any direct or indirect influence or control over the investment or portfolio execution process are not Access Person Accounts.

               3. Associate Portfolio Managers. Access Persons who are engaged in securities research and analysis for the Companies or are responsible for investment recommendations for other clients but who are not principally responsible for investment decisions with respect to any client accounts.

               4. Portfolio Managers. Access Persons who are principally
                  responsible for investment decisions with respect to any client account.

               5. Companies. Third Avenue Trust, each series of the Trust, and
                  EQSF Advisers, Inc.

               6. Compliance Officer. The persons designated as the compliance officer(s) of the Companies.

               7. Covered Persons. The Companies, the Access Persons and the
                  persons described in item (A) 4.

               8. Security. Any financial instrument treated as a security for investment purposes and any related instrument such as a futures, forward or swap contract entered into with respect to one or more securities, a basket of or an index of securities or components of securities. However, the term security does not include securities issued by the Government of the United States, bankers' acceptances, bank certificates of deposit, or shares of registered open-end investment companies.

II.      Restrictions on Personal Investing Activities

         (A)   Basic Restriction on Investing Activities

               If a purchase or sale order is pending or under active consideration by the Adviser, neither the same Security nor any related Security (such as an option, warrant or convertible security) may be bought or sold for any Access Person Account.

         (B)   Initial Public Offerings

               No Security or related Security may be acquired in an initial public offering for any Access Person Account.

         (C)   Blackout Period

               No Security or related Security may be bought or sold for the account of any Portfolio Manager or Associate Portfolio Manager during the period commencing seven (7) days prior to and ending seven (7) calendar days after the purchase or sale (or entry of any order for the purchase or sale) of that Security or any related Security for the account of any client with respect to which such person has been designated a Portfolio Manager or Associate Portfolio Manager.

         (D)   Exempt Transactions

               Participation on an ongoing basis in an issuer's dividend reinvestment or stock purchase plan, participation in any transaction over which no Access Person had any direct or indirect influence or control and involuntary transactions (such as mergers, inheritances, gifts, etc.) are exempt from the restrictions set forth in paragraphs (A) and (C) above without case by case preclearance under paragraph (G) below.

         (E)   Permitted Exceptions

               Purchases and sales of the following Securities for Access Person Accounts are exempt from the restrictions set forth in paragraphs A, C and D above if such purchases and sales comply with the preclearance requirements of paragraph (F) below:

               1. Non-convertible fixed income Securities rated at least "A";

               2. Equity Securities of a class having a market capitalization in excess of $1 billion;

               3. Equity Securities of a class having a market capitalization in excess of $500 million if the transaction in question and the aggregate amount of such Securities and any related Securities purchased and sold for the Access Person Account in question during the preceding 60 days does not exceed 100 shares;

               4. Municipal Securities; and

               5. Securities transactions effected for federal, state or local income tax purposes that are identified to the Compliance Officer at the time as being effected for such purpose.

                  In addition, the exercise of rights that were received pro rata with other security holders is exempt if the preclearance procedures are satisfied.

         (F)   Pre-Clearance of Personal Securities Transactions

               1. Except as set forth in paragraph (F) 2. below, no Security may be bought or sold for an Access Person Account unless; (i) the Access Person obtains prior approval from the Compliance Officer or, in the absence of the Compliance Officer, from the general counsel of the Fund; (ii) the approved transaction is completed on the same day approval is received; and (iii) Mr. Whitman, the Compliance Officer or the Fund's general counsel does not rescind such approval prior to execution of the transaction (See paragraph H below for details of the Pre-Clearance Process).

               2. Notwithstanding the foregoing, if the transaction is being executed through M.J. Whitman, Inc., on the basis of the head trader's assessment that the security is either not currently in the Fund's portfolio or the Fund has no current interest in the acquisition of the security and there is no current interest in the sale of the security, prior approval will be deemed to have been obtained subject to the authority of the Compliance Department to rescind such transaction for any reason.

         (G)   Private Placements

               The Compliance Officer will not approve purchases or sales of Securities that are not publicly traded, unless the Access Person provides full details of the proposed transaction (including written certification that the investment opportunity did not arise by virtue of such person's activities on behalf of a Fund or Adviser) and the Compliance Officer concludes, after consultation with one or more of the relevant Portfolio Managers, that the Fund would have no foreseeable interest in investing in such Security or any related Security.

         (H)   Pre-Clearance Process

               1. Except as set forth in paragraph (F) above, no Securities may be purchased or sold for any Access Person Account unless the particular transaction has been approved in writing by the Compliance Officer. The Compliance Department shall review weekly to the extent practicable and in any event not less often than monthly, reports from the trading desk (or, if applicable, confirmations from brokers) to assure that all transactions effected for Access Person Accounts are effected in compliance with this Code.

               2. No Securities may be purchased or sold for any Access Person
                  Account other than through the trading desk of the Adviser's affiliated broker-dealer, M.J. Whitman, Inc., (MJW) unless express permission is granted by the Compliance Officer of MJW and filed with the Companies. Access Persons granted permission to maintain trading accounts with outside broker-dealers must arrange for the mailing of duplicate copies of confirmations of all personal Securities transactions and copies of periodic statements for all such accounts.

               3. A Trading Approval Form, attached as Exhibit B, must be completed and submitted to the Compliance Officer for approval prior to entry of an order.

               4. After reviewing the proposed trade, the level of potential investment interest on behalf of a Fund in the Security in question and any trading restrictions currently in effect on the Security by a Fund and/or MJW, the Fund's Portfolio Manager and the Compliance Officer shall approve (or disapprove) a trading order on behalf of an Access Person as expeditiously as possible. They will generally approve transactions described in paragraph (E) above unless the Security in question or a related security is on the Restricted List or they believe for any other reason that the Access Person Account should not trade in such Security at such time.

               5. Once an Access Person's Trading Approval Form is approved, the form must be forwarded to the trading desk (or, if a third party broker is permitted, to the Compliance Officer) for execution on the same day. If the Access Person's trading order request is not approved, or is not executed on the same day it is approved, the clearance lapses although such trading order request may be resubmitted at a later date.

               6. In the absence of the Portfolio Manager and Compliance
                  Officer, an Access Person may submit his Trading Approval Form to the Companies' general counsel. Trading approval for the Compliance Officer must be obtained from the Companies' general counsel. In no case will the Trading Desk accept an order for an Access Person Account unless it is accompanied by a signed Trading Approval Form.

               7. The Compliance Officer shall review all Trading Approval
                  Forms, all initial, quarterly and annual disclosure certifications and all trading activities of the Fund and with a view to ensure that all Covered Persons are complying with the spirit as well as the detailed requirements of this Code.

III.     Other Investment Related Restrictions

         (A)   Gifts

               No Access Person shall accept any gift or other item of more than $100 in value from any person or entity that does business with or on behalf of a Fund or Adviser.

         (B)   Service As a Director

               No Access Person shall commence service on the Board of Directors of a publicly traded company or any company in which the Fund has an interest without prior authorization from the Compliance Committee based upon a determination that the Board service would not be inconsistent with the interest of the Funds. The Compliance Committee shall include the Compliance Officer, general counsel of the Companies and at least two of the senior executives of the Trust and/or Adviser.

IV.      Report and Additional Compliance Procedures

         (A) Every Covered Person, including disinterested trustees of the Funds, must submit a report (a form of which is attached as Exhibit C) containing the information set forth in paragraph (B) below with respect to transactions in any Security in which such Covered Person has or by reason of such transaction acquires, any direct or indirect beneficial ownership (as defined in Exhibit D) in the Security; provided, however, that:

               1. A Covered Person who is required to make reports only because he is a trustee of a Fund and who is a "disinterested" director thereof need not make a report with respect to any transactions other than those where he knew or should have known in the course of his duties as a trustee that a Fund has made or is considering making a purchase or sale of the same or a related Security within 15 days before or after the purchase or sale of such Security or related Security by such trustee.

               2. A Covered Person need not make a report with respect to any transaction effected for any account over which such person does not have any direct or indirect influence or control; and

               3. A Covered Person will be deemed to have complied with this
                  Article IV insofar as the Compliance Officer receives in a timely fashion duplicate monthly or quarterly brokerage statements or transaction confirmation on which all transactions required to be reported thereunder are described.

         (B) A Covered Person must submit the report required by this Article IV to the Compliance Officer no later than 10 days after the end of the calendar quarter in with the transaction to which the report relates was effected. A report must contain the following information:

               1. The date of the transaction, the title and number of shares and the principal amount of each Security involved:

               2. The nature of the transactions (i.e., purchase, sale or any other type of acquisition or deposition):

               3. The price at which the transaction was effected; and

               4. The name of the broker, dealer or bank with or through whom the transaction was effected.

         (C)   Any report submitted to comply with the requirements of this
               Article IV may contain a statement that the report shall not be construed as an admission by the person making such report that he has any direct or indirect beneficial ownership in the Security to which the report relates.

         (D) Upon commencement of employment with the Companies or Affiliates, each Access Person shall be required to disclose all current personal Securities holdings contained in any Access Person Account in which such Access Person has an interest.

         (E) Annually each Covered Person must certify that he has read and understood the Code and recognizes that he is subject to such Code. In addition, annually each Covered Person must certify that he has disclosed or reported all personal Securities transactions required to be disclosed or reported under the Code and that he is not subject to any regulatory disability. The form of such certification is attached as Exhibit E.

         (F) At least annually (or quarterly in the case of Items 3 and 4 below), the Adviser shall report to the Board of Directors:

               1. All existing procedures concerning Covered Persons' personal trading activities and reporting requirements and any procedural changes made during the past year;

               2. Any recommended changes to this Code or procedures;

               3. A summary of any violations of this Code which occurred during the past quarter and the nature of any remedial action taken; and

               4. Any exceptions to any provision of this Code of Ethics as determined under Article VI below.

V.       Sanctions

         Upon discovering that a Covered Person has not complied with the requirements of the Code, the Compliance Committee may impose on such person whatever sanctions the Board deems appropriate, including, among other things, disgorgement of profit, censure, suspension or termination of employment. Material violations of the requirements of this Code by Access Persons and any sanctions imposed in connection therewith shall be reported not less frequently than quarterly to the Board of Directors of the Fund.

VI.      Exceptions

         The Compliance Committee of the Funds reserves the right to decide, on a case-by-case basis, exceptions to any provision under this Code. Any exceptions made hereunder will be maintained in writing by the Compliance Committee and presented to the applicable Fund's Board of Trustees at their next scheduled meeting of the Board.

VII.     Preservation of Documents

         This Code, a copy of each report by a Covered Person, any written report made hereunder by a Fund, Adviser or Compliance Officer, and lists of all persons required to make reports, shall be preserved with the records of the Fund for the period required by Rule 17j-1.

VIII.    Other Laws, Rules and Statements of Policy

         Nothing contained in this Code shall be interpreted as relieving any Covered Person from acting in accordance with the provision of any applicable law, rule or regulation or any other statement of policy or procedure governing the conduct of such person adopted by the Trust, a Fund, Adviser or Affiliates.

IX.      Further Information

         If any person has any question with regard to the applicability of the provisions of this Code or with regard to any Securities transaction or transactions, they should consult the Compliance Officer.

                                                                       Exhibit A


                                   AFFILIATES


o        Danielson Holding Corporation, a holding company

o        M.J. Whitman Holding Corp., (a holding company) and subsidiaries,

          o   M.J. Whitman, Inc.
          o   M.J. Whitman Advisers, Inc.
          o   M.J. Whitman Senior Debt Corp.
          o   M.J. Whitman Realty Debt Corp.

o        Martin J. Whitman & Co., Inc. a private investment company

                                                                       Exhibit B

                       PRE-CLEARANCE TRADING APPROVAL FORM

         I, _________________________________________________________,
am an Access Person and seek pre-clearance to engage in the transaction described below for the benefit of myself of another Access Person:

         [ ] Acquisition             or          [ ] Disposition (check one)

Name of Account:           __________________________________________

Account Number:            __________________________________________

Date of Request:           __________________________________________

Security:                  __________________________________________

Amount (or # of) Shares:   __________________________________________

Broker:                    __________________________________________

         If the transaction involves a Security that is not publicly traded, provide (on the reverse side of this form) a description of the proposed transaction, source of investment opportunity and any potential conflicts of interest:

                  I hereby certify that, to the best of my knowledge, the transaction described herein is not prohibited by the Code of Ethics and that the opportunity to engage in the transaction did not arise by virtue of my activities on a Fund or Adviser.

         Signature:         _________________________________________

         Print Name:        _________________________________________

         [ ] Approved     or        [ ] Disapproved
                           (check one)
         Date of Approval: ____________________

         Signature:        __________________________________________

         Print Name:       __________________________________________

                                                                       Exhibit C

                               TRANSACTION REPORT
                                   Page 1 of 2

Report Submitted by:       _____________________________________
                                      Print your name

                  This transaction report (the "Report) is submitted pursuant to
Section IV (B) of the Code of Ethics of the Companies and supplies information with respect to transactions in any Security in which you may be deemed to have, or by reason of such transaction acquire, any direct or indirect beneficial ownership interest for the period specified below.

                  Unless the context otherwise requires, all terms used in the Report shall have the same meaning as set forth in the Code of Ethics.

                  If you have no reportable transactions, sign and return this page only. If you have reportable transactions, complete, sign and return page 2 and any attachments.

 ................................................................................

                  I HAD NO REPORTABLE SECURITIES TRANSACTIONS DURING THE PERIOD ________________, 1995 THROUGH ________, _______199__. I CERTIFY THAT I AM FULLY
FAMILIAR WITH THE CODE OF ETHICS AND THAT TO THE BEST OF MY KNOWLEDGE THE INFORMATION FURNISHED IN THIS REPORT IS TRUE AND CORRECT.


         Signature:        ______________________________________________

         Position:         ______________________________________________

         Date:             ______________________________________________

                                                                       EXHIBIT C

                               TRANSACTION REPORT
                                   Page 2 of 2


Report Submitted by:       ______________________________________
                                       Print your name

                  The following table supplies the information required by
Section IV (B) of the Code of Ethics for the period specified below. Transactions reported on brokerage statements or duplicate confirmation actually received by the Compliance Officer do not have to be listed although it is your responsibility to make sure that such statements or confirmations are completed and have been received in a timely fashion.

                                                                  Price Per        Name of
                   Transaction      Type of        Amount of    Share or Unit     Broker /       Nature of
   Securities         Date        Transactions    Securities                       Dealer        Ownership
----------------- -------------- --------------- -------------- --------------- -------------- --------------




                  To the extent specified above, I hereby disclaim beneficial ownership of any security listed in this Report or in brokerage statements or transaction confirmations provided by you.


 ................................................................................


                  I CERTIFY THAT I AM FULLY FAMILIAR WITH THE CODE OF ETHICS AND THAT TO THE BEST OF MY KNOWLEDGE THE INFORMATION FURNISHED IN THIS REPORT IS TRUE AND CORRECT FOR THE PERIOD OF ______________, 1995 THROUGH ____________, 199__.


         Signature:        _____________________________________________

         Position:         _____________________________________________

         Date:             _____________________________________________


                                                                       Exhibit D

                              BENEFICIAL OWNERSHIP

         For purposes of the attached Code of Ethics, "beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, except the determination of direct or indirect beneficial ownership shall apply to all securities that a Covered Person has or acquires. The term "beneficial ownership" of securities would include not only ownership of securities held by a Covered Person for his own benefit, whether in bearer form or registered in his name or otherwise, but also ownership of securities held for his benefit by other (regardless of whether or how they are registered) such as custodians, brokers, executors, administrators, or trustees (including trusts in which he has only a remainder interest), and securities held for his account by pledges, securities owned by a partnership in which he is a member if he may exercise a controlling influence over the purchase, sale of voting of such securities, and securities owned by any corporation or similar entry in which he owns securities if the shareholder is a controlling shareholder of the entity and has or shares investment control over the entity's portfolio.

         Ordinarily, this term would not include securities held by executors or administrators in estates in which a Covered Person is a legatee or beneficiary unless there is a specified legacy to such person of such securities or such person is the sole legatee or beneficiary and there are other assets in the estate sufficient to pay debts ranking ahead of such legacy, or the securities are held in the estate more than a year after the decedent's death.

         Securities held in the name of another should be considered as "beneficially" owned by a Covered Person where such person enjoys "financial benefits substantially equivalent to ownership." The Securities and Exchange Commission has said that although the final determination of beneficial ownership is a question to be determined in the light of the facts of the particular case, generally a person is regarded as the beneficial owner of securities held in the name of his or her spouse and their minor children. Absent of special circumstances such relationship ordinarily results in such person obtaining financial benefits substantially equivalent to ownership, e.g., application of the income derived from such securities to maintain a common home, or to meet expenses that such person otherwise would meet from other sources, or the ability to exercise a controlling influence over the purchase, sale or voting of such securities.

         A Covered Person also may be regarded as the beneficial owner of securities held in the name of another person, if by reason of any contract, understanding, relationship, agreement, or other agreement, he obtains therefrom financial benefits substantially equivalent to those of ownership.

         A Covered Person also is regarded as the beneficial owner of securities held in the name of a spouse, minor children or other person, even though he does not obtain therefrom the aforementioned benefits of ownership, if he can vest or revest title in himself at one or at some future time.

                                                                       Exhibit E


                     ANNUAL CERTIFICATION OF CODE OF ETHICS

A. I (a Covered Person) hereby certify that I have read and understood the Code of Ethics and recognize that I am subject to its provisions. In addition, I hereby certify that I have disclosed or reported all personal Securities transactions required to be disclosed or reported under the Code of Ethics;

B. Within the last ten years there have been no complaints or disciplinary actions filed against me by any regulated securities or commodities exchanges, any self-regulatory securities or commodities organization, any attorney general, or any governmental office or agency regulating insurance, securities, commodities or financial transactions in the United States, in any state of the United States, or in any other country.

C. I have not within the last ten years been convicted of or acknowledged commission of any felony or misdemeanor arising out of my conduct as an employee, salesperson, officer, director, insurance agent, broker, dealer, underwriter, investment manager or investment adviser.

D. I have not been denied permission or otherwise enjoined by order, judgment or decree of court of competent jurisdiction, regulated securities or commodities exchange, self-regulatory securities or commodities organization or other federal or state regulatory authority from acting as an investment advisor, securities or commodities broker or dealer, commodity pool operator or trading adviser or as an affiliated person or employee of any investment company, bank, insurance company or commodity broker, dealer, pool operator or trading adviser, or from engaging in or continuing any conduct or practice in connection with any such activity or the purchase or sale of any security.


     Print Name:  _________________________________

     Signature:   _________________________________

     Date:        _________________________________

CONFIDENTIAL INFORMATION AND
SECURITIES TRADING POLICY

CONTENTS
                                                                                      Page
------------------------------

INTRODUCTION                        .................................................... 1

PART I
APPLICABLE TO ALL ASSOCIATES
                                    SECTION ONE
                                    CONFIDENTIAL INFORMATION............................ 2
                                    -Types of Confidential Information.................. 2
                                    -Rules for Protecting Confidential Information...... 3
                                    -Supplemental Procedures............................ 4

                                    SECTION TWO
                                    INSIDER TRADING AND TIPPING......................... 5
                                    -Legal Prohibitions................................. 5
                                    -Mellon's Policy.................................... 6

                                    SECTION THREE
                                    RESTRICTIONS ON THE FLOW OF INFORMATION
                                    WITHIN MELLON (THE "CHINESE WALL").................. 7
                                    -Rules for Maintaining the Chinese Wall............. 7
                                    -Reporting Receipt of Material Nonpublic
                                     Information........................................ 8
                                    -Functions "Above the Wall"......................... 9
                                    -Supplemental Procedures............................ 9

                                    SECTION FOUR
                                    RESTRICTIONS ON TRANSACTIONS IN MELLON
                                    SECURITIES..........................................10
                                    -Beneficial Ownership...............................11

                                    SECTION FIVE
                                    RESTRICTIONS ON TRANSACTIONS IN OTHER
                                    SECURITIES..........................................12

                                    SECTION SIX
                                    CLASSIFICATION OF ASSOCIATES........................14
                                    -Insider Risk Associate.............................14
                                    -Investment Associate...............................15
                                    -Other Associate....................................15

PART II
APPLICABLE TO INSIDER
RISK ASSOCIATES ONLY                ....................................................16
                                    -Prohibition on Investments in Securities of
                                     Financial Services Organizations...................16
                                    -Conflict of Interest...............................17
                                    -Preclearance for Personal Securities
                                     Transactions.......................................17
                                    -Personal Securities Transactions Reports...........19
                                    -Confidential Treatment.............................19

PART III
APPLICABLE TO INVESTMENT
ASSOCIATES ONLY                     ....................................................20
                                    -Special Standards of Conduct for
                                     Investment Associates..............................20
                                    -Preclearance for Personal Securities
                                     Transactions.......................................21
                                    -Personal Securities Transactions Reports...........23
                                    -Confidential Treatment.............................24

PART IV
APPLICABLE TO OTHER
ASSOCIATES ONLY                     ....................................................25
                                    -Preclearance for Personal Securities
                                     Transactions.......................................25
                                    -Personal Securities Transactions Reports...........25
                                    -Restrictions on Transactions in Other
                                     Securities.........................................25
                                    -Confidential Treatment.............................26

PART V
APPLICABLE TO NONMANAGEMENT
BOARD MEMBERS                       ....................................................27
                                    -Nonmanagement Board Member.........................27
                                    -Standards of Conduct for Nonmanagement
                                     Board Member.......................................27
                                    -Preclearance for Personal Securities
                                     Transactions.......................................28
                                    -Personal Securities Transactions Reports...........29
                                    -Confidential Treatment.............................29

GLOSSARY                            Definitions.........................................30

INDEX OF EXHIBITS                   ....................................................33


INTRODUCTION
------------------------------

                     Mellon Bank Corporation ("Mellon") and its associates, and the registered investment companies for which The Dreyfus Corporation ("Dreyfus") and/or Mellon serves as investment adviser, sub-investment adviser or administrator, are subject to certain laws and regulations governing the use of confidential information and personal securities trading. Mellon has developed this Confidential Information and Securities Trading Policy (the "Policy") to establish specific standards to promote compliance with applicable laws. Further, the Policy is intended to protect Mellon's business secrets and proprietary information as well as that of its customers and any entity for which it acts in a fiduciary capacity.

                     The Policy set forth procedures and limitations which govern the personal securities transactions of every Mellon associate and certain other individuals associated with the registered investment companies for which Dreyfus and/or Mellon serves as investment adviser, sub-investment adviser or administrator. The Policy is designed to reinforce Mellon's reputation for integrity by avoiding even the appearance of impropriety in the conduct of Mellon's business.

                     Associates should be aware that they may be held personally liable for any improper or illegal acts committed during the course of their employment, and that "ignorance of the law" is not a defense. Associates may be subject to civil penalties such as fines, regulatory sanctions including suspensions, as well as criminal penalties.

                     Associates outside the United States are also subject to applicable laws of foreign jurisdictions, which may differ substantially from U.S. law and which may subject such associates to additional requirements. Such associates must comply with applicable requirements of pertinent foreign laws as well as with the provisions of the Policy. To the extent any particular portion of the Policy is inconsistent with foreign law, associates should consult the General Counsel or the Manager of Corporate Compliance.

                     Any provision of this Policy may be waived or exempted at the discretion of the Manager of Corporate Compliance. Any such waiver or exemption will be evidenced in writing and maintained in the Risk Management and Compliance Department.

                              Associates must read the Policies and MUST COMPLY with them. Failure to comply with the provisions of the Policies may result in the imposition of serious sanctions, including but not limited to disgorgement of profits, dismissal, substantial personal liability and referral to law enforcement agencies or other regulatory agencies. Associates should retain the Policies in their records for future reference. Any questions regarding the Policies should be referred to the Manager of Corporate Compliance or his/her designee.

PART I - APPLICABLE TO ALL ASSOCIATES
------------------------------
SECTION ONE
CONFIDENTIAL INFORMATION

                     As an associate you may receive information about Mellon, its customers and other parties that, for various reasons, should be treated as confidential. All associates are expected to strictly comply with measures necessary to preserve the confidentiality of information.

                     TYPES OF CONFIDENTIAL INFORMATION - Although it is impossible to provide an exhaustive list of information that should remain confidential, the following are examples of the general types of confidential information that associates might receive in the ordinary course of carrying out their job responsibilities.

                  o Information Obtained from Business Relations - An associate might receive confidential information regarding customers or other parties with whom Mellon has business relationships. If released, such information could have a significant effect on their operations, their business reputations or the market price of their securities. Disclosing such information could expose both the associate and Mellon to liability for damages.

                  o Mellon Financial Information - An associate might receive financial information regarding Mellon before such information has been disclosed to the public. It is the policy of Mellon to disclose all material corporate information to the public in such a manner that all those who are interested in Mellon and its securities have equal access to the information. Disclosing such information to unauthorized persons could subject both the associate and Mellon to liability under the federal securities laws.

                  o Mellon Proprietary Information - Certain nonfinancial information developed by Mellon - such as business plans, customer lists, methods of doing business, computer software, source codes, databases and related documentation
                     - constitutes valuable Mellon proprietary information. Disclosure of such information to unauthorized persons could harm, or reduce a benefit to, Mellon and could result in liability for both the associate and Mellon.

                  o Mellon Examination Information - Banks and certain other Mellon subsidiaries are periodically examined by regulatory agencies. Certain reports made by those regulatory agencies are the property of those agencies and are strictly confidential. Giving information from these reports to anyone not officially connected with Mellon is a criminal offense.

                  o Portfolio Management Information - Portfolio management information relating to investment accounts or funds managed by Mellon or Dreyfus, including investment decisions or strategies developed for the benefit of investment companies advised by Dreyfus, is for the benefit of such account or fund. Disclosure or exploitation of such information by an associate in an unauthorized manner may cause detriment to such accounts or funds and may subject the associate to liability under the federal securities laws.

                     RULES FOR PROTECTING CONFIDENTIAL INFORMATION - The following are some basic rules to follow to protect confidential information.

                  o Limited Communication to Outsiders - Confidential information should not be communicated to anyone outside Mellon, except to the extent they need to know the information in order to provide necessary services to Mellon.

                  o Limited Communication to Insiders - Confidential information should not be communicated to other associates, except to the extent they need to know the information to fulfill their job responsibilities and their knowledge of the information is not likely to result in misuse or a conflict of interest. In this regard, Mellon has established specific restrictions with respect to material nonpublic information in order to separate and insulate different functional areas and personnel within Mellon. Please refer to Section Three, "Restrictions on The Flow of Information Within Mellon" (The "Chinese Wall").

                  o Corporate Use Only - Confidential information should be used only for Corporate purposes. Under no circumstances may an associate use it, directly or indirectly, for personal gain or for the benefit of any outside party who is not entitled to such information.

                  o Other Customers - Where appropriate, customers should be made aware that associates will not disclose to them other customers' confidential information or use the confidential information of one customer for the benefit of another.

                  o Notification of Confidentiality - When confidential information is communicated to any person, either inside or outside Mellon, they should be informed of the information's confidential nature and the limitations on its further communication.

                  o Prevention of Eavesdropping - Confidential matters should not be discussed in public or in places, such as in building lobbies, restaurants or elevators, where unauthorized persons may overhear. Precautions, such as locking materials in desk drawers overnight, stamping material "Confidential" and delivering materials in sealed envelopes, should be taken with written materials to ensure they are not read by unauthorized persons.

                  o Data Protection - Data stored on personal computers and diskettes should be properly secured to ensure they are not accessed by unauthorized persons. Access to computer files should be granted only on a need-to-know basis. At a minimum, associates should comply with applicable Mellon policies on electronic data security.

                  o Confidentiality Agreements - Confidentiality agreements to which Mellon is a party must be complied with in addition to, but not in lieu of, this Policy. Confidentiality agreements that deviate from commonly used forms should be reviewed in advance by the Legal Department.

                  o Contact with the Public - All contacts with institutional shareholders or securities analysts about Mellon must be made through the Investor Relations Division of the Finance Department. All contacts with the media and all speeches or other public statements made on behalf of Mellon or about Mellon's businesses must be cleared in advance by Corporate Affairs. In speeches and statements not made on behalf of Mellon, care should be taken to avoid any implication that Mellon endorses the views expressed.

                     SUPPLEMENTAL PROCEDURES - Mellon entities, departments, divisions and groups should establish their own supplemental procedures for protecting confidential information, as appropriate. These procedures may include:

                  o  establishing records retention and destruction policies;

                  o  using code names;

                  o limiting the staffing of confidential matters (for example, limiting the size of working groups and the use of temporary employees, messengers and word processors); and

                  o requiring written confidentiality agreements from certain associates.

                     Any supplemental procedures should be used only to protect confidential information and not to circumvent appropriate reporting and recordkeeping requirements.

SECTION TWO
INSIDER TRADING AND TIPPING

                     LEGAL PROHIBITIONS - Federal securities laws generally prohibit the trading of securities while in possession of "material nonpublic" information regarding the issuer of those securities (insider trading). Any person who passes along the material nonpublic information upon which a trade is based (tipping) may also be liable.

                     "Material" - Information is material if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                  o a proposal or agreement for a merger, acquisition or divestiture, or for the sale or purchase of substantial assets;

                  o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                  o  dividend declarations or changes;

                  o  extraordinary borrowings or liquidity problems;

                  o defaults under agreements or actions by creditors, customers or suppliers relating to a company's credit standing;

                  o earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

                  o pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits;

                  o a proposal or agreement concerning a financial restructuring;

                  o a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities;

                  o  a significant expansion or contraction of operations;

                  o information about major contracts or increases or decreases in orders;

                  o the institution of, or a development in, litigation or a regulatory proceeding;

                  o  developments regarding a company's senior management;

                  o information about a company received from a director of that company; and

                  o information regarding a company's possible noncompliance with environmental protection laws.

                     This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

                     "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                     If an associate can refer to some public source to show that the information is generally available (that is, available not from inside sources only) and that enough time has passed to allow wide dissemination of the information, the information is likely to be deemed public. While information appearing in widely accessible sources - such as newspapers - becomes public very soon after publication, information appearing in less accessible sources - such as regulatory filings - may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

                     MELLON'S POLICY - Associates who possess material nonpublic information about a company - whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company - may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, associates may not recommend trading in those securities and may not pass the information along to others, except to associates who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                     Associates who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                     Associates managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                     Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.

SECTION THREE
RESTRICTIONS ON THE FLOW OF
INFORMATION WITHIN MELLON
(THE "CHINESE WALL")

                     As a diversified financial services organization, Mellon faces unique challenges in complying with the prohibitions on insider trading and tipping of material nonpublic information and misuse of confidential information. This is because one Mellon unit might have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching Mellon's fiduciary duties, Mellon has established a "Chinese Wall" policy applicable to all associates. The "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (Potential Insider Functions) from the Mellon units or individuals that either trade in securities - for Mellon's account or for the accounts of others - or provide investment advice (Investment Functions).

                     Examples of Potential Insider Functions - Potential Insider Functions include, among others, certain commercial lending, corporate finance, and credit policy areas. Insider Risk Associates (see Section Six, "Insider Risk Associates") should consider themselves to be in Potential Insider Functions unless their particular job responsibilities clearly indicate otherwise.

                     Examples of Investment Functions - Investment Functions include, among others, securities sales and trading, investment management and advisory services, investment research and various trust or fiduciary functions.

                     RULES FOR MAINTAINING THE "CHINESE WALL" - Without the prior approval of the General Counsel, material nonpublic information obtained by anyone in a Potential Insider Function should not be communicated to anyone in an Investment Function. To reduce the risk of material nonpublic information being communicated, communications between these associates in these functions must be limited to the maximum extent consistent with valid business needs.

                     Particular rules -

                  o File Restrictions - Associates in Investment Functions must not have access to commercial credit files, corporate finance files, or any other Potential Insider Function files that might contain material nonpublic information. All such files that contain material nonpublic information should be marked as "Confidential" and, if feasible, segregated from nonconfidential files.

                  o Electronic Data - Associates in Investment Functions must not have access to personal computer or word processing files of associates in Potential Insider Functions.

                  o Meetings - Associates in Investment Functions must not attend meetings between customers and associates in Potential Insider Functions unless appropriate steps have been taken to ensure that material nonpublic information will not be disclosed or discussed.

                  o Committee Service - Without the prior approval of the General Counsel, associates other than those "Above the Wall" (see page 9) must not serve simultaneously on a committee having responsibility for any Investment Function and a committee having responsibility for any Potential Insider Function.

                  o Information Requests - Requests for nonmaterial information or public information across the "Chinese Wall" should be made in writing to an appropriate associate in the applicable area. Associates sending or receiving such a request should resolve any questions regarding the materiality or nonpublic nature of the requested information by consulting their department head, who will contact the General Counsel, as appropriate.

                  o Information Backflow - Associates should take care to avoid inadvertent backflow of information that may be interpreted as the prohibited communication of material nonpublic information. For example, the mere fact that someone in a Potential Insider Function, such as a mergers and acquisitions specialist, requests information from an associate in an Investment Function could give the latter person a clue as to possible material developments affecting a customer.

                  o Customers - Associates in Investment Functions must not state or imply to customers that associates making decisions or recommendations will have the benefit of information from Mellon's Potential Insider Functions. When appropriate, associates should inform customers of Mellon's "Chinese Wall" policy.

                  o Conflicts of Interest - Associates should not receive or pass on any information that would create an undue risk of Mellon or any associate having a conflict of interest or breaching a fiduciary obligation.

                     REPORTING RECEIPT OF MATERIAL NONPUBLIC INFORMATION - Associates in Investment Functions who receive any suspected material nonpublic information must report such receipt promptly to their department or entity head. A department or entity head who receives information believed to be material and nonpublic should report the matter promptly to the General Counsel. If the General Counsel determines that the information is material and nonpublic, the affected department or entity will:

                  o immediately suspend all trading in the securities of the issuer to which the information applies, as well as all recommendations with respect to such securities. The suspension will remain in effect as long as the information remains both material and nonpublic.

                  o notify the General Counsel before resuming transactions or recommendations in the affected securities. The General Counsel will advise as to possible further steps, including ascertaining the validity and nonpublic nature of the information with the issuer of the securities; requesting the issuer of the securities, or other appropriate parties, to disseminate the information promptly to the public if the information is valid and nonpublic; and publishing the information.

                     In certain circumstances, the department or entity head may be able to demonstrate conclusively that the receipt of the material nonpublic information has been confined to an individual or small group of individuals and that measures other than those described above will comparably reduce the likelihood of trading on the basis of the information. These measures might include temporarily relieving individuals of responsibility for any Investment Functions and preventing any contact between those individuals and associates in Investment Functions. In these circumstances, the department head, with the approval of the General Counsel, may take those measures rather than the measures described above.

                     FUNCTIONS "ABOVE THE WALL" - Some functions at Mellon are deemed to be "Above the Wall." For example, members of senior management, Auditing, Risk Management and Compliance, and the Legal Department will typically need to have access to information on both sides of the "Chinese Wall" to carry out their job responsibilities. These individuals cannot rely on the procedural safeguards of the "Chinese Wall" and, therefore, need to be particularly careful to avoid any improper use or dissemination of material nonpublic information.

                     SUPPLEMENTAL PROCEDURES - As appropriate, certain Mellon departments or areas, such as Mellon Trust, should establish their own procedures to reduce the possibility of information being communicated to associates who should not have access to that information.

SECTION FOUR
RESTRICTIONS ON TRANSACTIONS
IN MELLON SECURITIES

                     Associates who engage in transactions involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                     The following restrictions apply to all transactions in Mellon's publicly traded securities occurring in the associate's own account and in all other accounts over which the associate could be expected to exercise influence or control (see provisions under "Beneficial Ownership" below for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of 1934).

                  o Short Sales - Short sales of Mellon securities by associates are prohibited.

                  o Sales Within 60 Days of Purchase - Sales of Mellon securities within 60 days of acquisition are prohibited. For purposes of the 60-day holding period, securities will be deemed to be equivalent if one is convertible into the other, if one entails a right to purchase or sell the other, or if the value of one is expressly dependent on the value of the other (e.g., derivative securities).

                     In cases of extreme hardship, associates (other than senior management) may obtain permission to dispose of Mellon securities acquired within 60 days of the proposed transaction, provided the transaction is pre-cleared with the Manager of Corporate Compliance and any profits earned are disgorged in accordance with procedures established by senior management. The Manager of Corporate Compliance reserves the right to suspend the 60-day holding period restriction in the event of severe market disruption.

                  o Margin Transactions - Purchases on margin of Mellon's publicly traded securities by associates is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

                  o Option Transactions - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other associate option plans are exempt from this restriction.

                  o Major Mellon Events - Associates who have knowledge of major Mellon events that have not yet been announced are prohibited from buying and selling Mellon's publicly traded securities before such public announcements, even if the associate believes the event does not constitute material nonpublic information.

                  o Mellon Blackout Period - Associates are prohibited from buying or selling Mellon's publicly traded securities during a blackout period, which begins the 16th day of the last month of each calendar quarter and ends three business days after Mellon publicly announces the financial results for that quarter. In cases of extreme hardship, associates (other than senior management) may request permission from the Manager of Corporate Compliance to dispose of Mellon securities during the blackout period.

                     BENEFICIAL OWNERSHIP - The provisions discussed above apply to transactions in the associate's own name and to all other accounts over which the associate could be expected to exercise influence or control, including:

                  o accounts of a spouse, minor children or relatives to whom substantial support is contributed;

                  o accounts of any other member of the associate's household (e.g., a relative living in the same home);

                  o trust accounts for which the associate acts as trustee or otherwise exercises any type of guidance or influence;

                  o Corporate accounts controlled, directly or indirectly, by the associate;

                  o arrangements similar to trust accounts that are established for bona fide financial purposes and benefit the associate; and

                  o any other account for which the associate is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").

SECTION FIVE
RESTRICTIONS ON TRANSACTIONS
IN OTHER SECURITIES

                     Purchases or sales by an associate of the securities of issuers with which Mellon does business, or other third party issuers, could result in liability on the part of such associate. Associates should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Associates should refer to the provisions under "Beneficial Ownership" (Section Four, "Restrictions on Transactions in Mellon Securities"), which are equally applicable to the following provisions.

                     The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Associates should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                     The following restrictions apply to all securities transactions by associates:

                  o Credit or Advisory Relationship - Associate may not buy or sell securities of a company if they are considering granting, renewing or denying any credit facility to that company or acting as an adviser to that company with respect to its securities. In addition, lending associates who have assigned responsibilities in a specific industry group are not permitted to trade securities in that industry. This prohibition does not apply to transactions in securities issued by open-end investment companies.

                  o Customer Transactions - Trading for customers and Mellon accounts should always take precedence over associates' transactions for their own or related accounts.

                  o Front Running - Associates may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

                  o Initial Public Offerings - Mellon prohibits its associates from acquiring any securities in an initial public offering ("IPO").

                  o Margin Transactions - Margin trading is a highly leveraged and relatively risky method of investing that can create particular problems for financial services employees. For this reason, all associates are urged to avoid margin trading.

                     Prior to establishing a margin account, the associate must obtain the written permission of the Manager of Corporate Compliance. Any associate having a margin account prior to the effective date of this Policy must notify the Manager of Corporate Compliance of the existence of such account.

                     All associates having margin accounts, other than described below, must designate the Manager of Corporate Compliance as an interested party on that account. Associates must ensure that the Manager of Corporate Compliance promptly receives copies of all trade confirmations and statements relating to the account directly from the broker. If requested by a brokerage firm, please contact the Manager of Corporate Compliance to obtain a letter (sometimes referred to as a "407 letter") granting permission to maintain a margin account. Trade confirmations and statements are not required on margin accounts established at Dreyfus Investment Services Corporation for the sole purpose of cashless exercises of employee stock options. In addition, products may be offered by a broker/dealer that, because of their characteristics, are considered margin accounts but have been determined by the Manager of Corporate Compliance to be outside the scope of this Policy (e.g., a Cash Management Account which provides overdraft protection for the customer). Any questions regarding the establishment, use and reporting of margin accounts should be directed to the Manager of Corporate Compliance. Examples of an instruction letter to a broker are shown in Exhibits B1 and B2.

                  o Material Nonpublic Information - Associates possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                  o Naked Options, Excessive Trading - Mellon discourages all associates from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an associate's job responsibilities.

                  o Private Placements - Associates are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Preclearance Compliance Officer (applicable only to Investment Associates), the Manager of Corporate Compliance and the associate's department head. Approval must be given by all appropriate aforementioned persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, associates are required to disclose that investment when they participate in any subsequent consideration of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                  o Scalping - Associates may not engage in "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans or Mellon's forthcoming investment recommendations.

                  o Short-Term Trading - Associates are discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within 60 calendar days. With respect to Investment Associates only, any profits realized on such short-term trades must be disgorged in accordance with procedures established by senior management.

SECTION SIX
CLASSIFICATION OF ASSOCIATES

                     Associates are engaged in a wide variety of activities for Mellon. In light of the nature of their activities and the impact of federal and state laws and the regulations thereunder, the Policy imposes different requirements and limitations on associates based on the nature of their activities for Mellon. To assist the associates in complying with the requirements and limitations imposed on them in light of their activities, associates are classified into one of three categories: Insider Risk Associate, Investment Associate and Other Associate. Appropriate requirements and limitations are specified in the Policy based upon the associate's classification.

                     INSIDER RISK ASSOCIATE -

                     You are considered to be an Insider Risk Associate if you are:

                  o employed in any of the following departments or functional areas, however named, of a Mellon entity other than Dreyfus (see Glossary for definition of "Dreyfus"):

                     -   Auditing                       -  International
                     -   Capital Markets                -  Leasing
                     -   Corporate Affairs              -  Legal
                     -   Credit Policy                  -  Mellon Business Credit
                     -   Credit Recovery                -  Middle Market
                     -   Credit Review                  -  Portfolio and Funds Management
                     -   Domestic Corporate Banking     -  Risk Management and Compliance
                     -   Finance                        -  Strategic Planning
                     -   Institutional Banking          -  Wholesale, Administration and
                                                           Operations

                  o a member of the Mellon Senior Management Committee, provided that those members of the Mellon Senior Management Committee who have management responsibility for fiduciary activities or who routinely have access to information about customers' securities transactions are considered to be Investment Associates and are subject to those provisions of the Policy pertaining to Investment Associates;

                  o employed by a broker/dealer subsidiary of a Mellon entity other than Dreyfus;

                  o an associate in the Stock Transfer business unit and have been specifically designated as an Insider Risk Associate by the Manager of Corporate Compliance; or

                  o an associate specifically designated as an Insider Risk Associate by the Manager of Corporate Compliance.

                     INVESTMENT ASSOCIATE -

                     You are considered to be an Investment Associate if you are:

                  o a member of Mellon's Senior Management Committee who, as part of his/her usual duties, has management responsibility for fiduciary activities or routinely has access to information about customers' securities transactions;

                  o  a Dreyfus associate;

                  o an associate of a Mellon entity registered under the Investment Advisers Act of 1940;

                  o  employed in the trust area of Mellon and:

                     - have the title of Vice President, First Vice President or Senior Vice President; or

                     - have access to material, confidential information regarding securities transactions by or on behalf of Mellon customers; or

                  o an associate specifically designated as an Investment Associate by the Manager of Corporate Compliance.

                     OTHER ASSOCIATE -

                     You are considered to be an Other Associate if you are an associate of Mellon Bank Corporation or any of its direct or indirect subsidiaries who is not either an Insider Risk Associate or an Investment Associate.

PART II - APPLICABLE TO INSIDER
RISK ASSOCIATES ONLY
------------------------------

                     PROHIBITION ON INVESTMENTS IN SECURITIES OF FINANCIAL SERVICES ORGANIZATIONS

                     You are prohibited from acquiring any security issued by a financial services organization if you are:

                  o a member of the Mellon Senior Management Committee. For purposes of this restriction only, this prohibition also applies to those members of the Mellon Senior Management Committee who are considered Investment Associates.

                  o employed in any of the following departments of a Mellon entity other than Dreyfus (see Glossary for definition of "Dreyfus"):

                     -   Strategic Planning             -  Finance
                     -   Institutional Banking          -  Legal

                  o an associate specifically designated by the Manager of Corporate Compliance and informed that this prohibition is applicable to you.

                     Financial Services Organizations - The term "security issued by a financial services organization" includes any security issued by:

                     -   Commercial Banks               -  Bank Holding Companies
                         (other than Mellon)               (other than Mellon)
                     -   Thrifts                        -  Savings and Loan Associations
                     -   Insurance Companies            -  Broker/Dealers
                     -   Investment Advisory Companies  -  Transfer Agents
                     -   Shareholder Servicing          -  Other Depository
                         Companies                         Institutions

                     The term "securities issued by a financial services organization" DOES NOT INCLUDE securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                     Effective Date - The foregoing restrictions will be effective upon adoption of this Policy. Securities of financial services organizations properly acquired before the later of the effective date of this Policy or the date of hire may be maintained or disposed of at the owner's discretion.

                     Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial services organization through a dividend reinvestment program (DRIP) are not subject to this prohibition, provided your election to participate in the DRIP predates the later of the effective date of this Policy or date of hire. Optional cash purchases through a DRIP are subject to this prohibition.

                     Within 30 days of the later of the effective date of this Policy or date of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance. Periodically, you will be asked to file an updated disclosure of all your holdings of securities of financial services organizations.

                     CONFLICT OF INTEREST - No Insider Risk Associate may engage in or recommend any securities transaction that places, or appears to place, his or her own interests above those of any customer to whom investment services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

                     PRECLEARANCE FOR PERSONAL SECURITIES TRANSACTIONS - All Insider Risk Associates must notify the Manager of Corporate Compliance in writing and receive preclearance before they engage in any purchase or sale of a security. Insider Risk Associates should refer to the provisions under "Beneficial Ownership" (Section Four, "Restrictions on Transactions in Mellon Securities"), which are equally applicable to these provisions.

                     Exemptions from Requirement to Preclear - Preclearance is not required for the following transactions:

                  o  purchases or sales of Exempt Securities (see Glossary);

                  o  purchases or sales of municipal bonds;

                  o purchases or sales effected in any account over which an associate has no direct or indirect control over the investment decision-making process (e.g., nondiscretionary trading accounts). Nondiscretionary trading accounts may only be maintained, without being subject to preclearance procedures, when the Manager of Corporate Compliance, after a thorough review, is satisfied that the account is truly nondiscretionary;

                  o transactions that are non-volitional on the part of an associate (such as stock dividends);

                  o the sale of stock received upon the exercise of an associate stock option if the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance);

                  o the automatic reinvestment of dividends under a DRIP (preclearance is required for optional cash purchases under a DRIP);

                  o purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer;

                  o sales of rights acquired from an issuer, as described above; and/or

                  O those situations where the Manager of Corporate Compliance determines, after taking into consideration the particular facts and circumstances, that prior approval is not necessary.

                     Requests for Preclearance - All requests for preclearance for a securities transaction shall be submitted to the Manager of Corporate Compliance by completing a Preclearance Request Form (see Exhibit C1).

                     The Manager of Corporate Compliance will notify the Insider Risk Associate whether the request is approved or denied, without disclosing the reason for such approval or denial.

                     Notifications may be given in writing or verbally by the Manager of Corporate Compliance to the Insider Risk Associate. A record of such notification will be maintained by the Manager of Corporate Compliance. However, it shall be the responsibility of the Insider Risk Associate to obtain a written record of the Manager of Corporate Compliance's notification within 24 hours of such notification. The Insider Risk Associate should retain a copy of this written record.

                     As there could be many reasons for preclearance being granted or denied, Insider Risk Associates should not infer from the preclearance response anything regarding the security for which preclearance was requested.

                     Although making a preclearance request does not obligate an Insider Risk Associate to do the transaction, it should be noted that:

                  o preclearance authorization will expire at the end of the third business day after it is received (the day authorization is granted is considered the first business day);

                  o preclearance requests should not be made for a transaction that the Insider Risk Associate does not intend to make; and

                  o Insider Risk Associates should not discuss with anyone else, inside or outside Mellon, the response they received to a preclearance request.

                     Every Insider Risk Associate must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.

                     Restricted List - The Manager of Corporate Compliance will maintain a list (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for Insider Risk Associates. Restricted List(s) will not be distributed outside of the Risk Management and Compliance Department. From time to time, such trading restrictions may be appropriate to protect Mellon and its Insider Risk Associates from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information to avoid unwarranted inferences.

                     To assist the Manager of Corporate Compliance in identifying companies that may be appropriate for inclusion on the Restricted List, the department heads of sections in which Insider Risk Associates are employed will inform the Manager of Corporate Compliance in writing of any companies they believe should be included on the Restricted List, based upon facts known or readily available to such department heads. Although the reasons for inclusion on the Restricted List may vary, they could typically include the following:

                  o Mellon is involved as a lender, investor or adviser in a merger, acquisition or financial restructuring involving the company;

                  o Mellon is involved as a selling shareholder in a public distribution of the company's securities;

                  o Mellon is involved as an agent in the distribution of the company's securities;

                  o Mellon has received material nonpublic information on the company;

                  o Mellon is considering the exercise of significant creditors' rights against the company; or

                  o  The company is a Mellon borrower in Credit Recovery.

                     Department heads of sections in which Insider Risk Associates are employed are also responsible for notifying the Manager of Corporate Compliance in writing of any change in circumstances making it appropriate to remove a company from the Restricted List.

                     PERSONAL SECURITIES TRANSACTIONS REPORTS

                  o Brokerage Accounts - All Insider Risk Associates are required to instruct their brokers to submit directly to the Manager of Corporate Compliance copies of all trade confirmations and statements relating to their account. An example of an instruction letter to a broker is contained in Exhibit B1.

                  o Report of Transactions in Mellon Securities - Insider Risk Associates must also report in writing to the Manager of Corporate Compliance within ten calendar days whenever they purchase or sell Mellon securities if the transaction was not through a brokerage account as described above. Purchases and sales of Mellon securities include the following:

                     DRIP Optional Cash Purchases - Optional cash purchases under Mellon's Dividend Reinvestment and Common Stock Purchase Plan (the "Mellon DRIP").

                     Stock Options - The sale of stock received upon the exercise of an associate stock option unless the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance).

                     It should be noted that the reinvestment of dividends under the DRIP, changes in elections under Mellon's Retirement Savings Plan, the receipt of stock under Mellon's Restricted Stock Award Plan and the receipt or exercise of options under Mellon's Long-Term Profit Incentive Plan are not considered purchases or sales for the purpose of this reporting requirement.

                     An example of a written report to the Manager of Corporate Compliance is contained in Exhibit A.

                     CONFIDENTIAL TREATMENT
                     THE MANAGER OF CORPORATE COMPLIANCE WILL USE HIS OR HER BEST EFFORTS TO ASSURE THAT ALL REQUESTS FOR PRECLEARANCE, ALL PERSONAL SECURITIES TRANSACTION REPORTS AND ALL REPORTS OF SECURITIES HOLDINGS ARE TREATED AS "PERSONAL AND CONFIDENTIAL." HOWEVER, SUCH DOCUMENTS WILL BE AVAILABLE FOR INSPECTION BY APPROPRIATE REGULATORY AGENCIES AND BY OTHER PARTIES WITHIN AND OUTSIDE MELLON AS ARE NECESSARY TO EVALUATE COMPLIANCE WITH OR SANCTIONS UNDER THIS POLICY.

PART III - APPLICABLE TO
INVESTMENT ASSOCIATES ONLY
------------------------------

                     Because of their particular responsibilities, Investment Associates are subject to different preclearance and personal securities reporting requirements as discussed below.

                     SPECIAL STANDARDS OF CONDUCT FOR INVESTMENT ASSOCIATES

                     Conflict of Interest - No Investment Associate may recommend a securities transaction for a Mellon customer to whom a fiduciary duty is owed, or for Mellon, without disclosing any interest he or she has in such securities or issuer (other than an interest in publicly traded securities where the total investment is equal to or less than $25,000), including:

                  o any direct or indirect beneficial ownership of any securities of such issuer;

                  o any contemplated transaction by the Investment Associate in such securities;

                  o  any position with such issuer or its affiliates; and

                  o any present or proposed business relationship between such issuer or its affiliates and the Investment Associate or any party in which the Investment Associate has a beneficial ownership interest (see "Beneficial Ownership" in Section Four, "Restrictions On Transactions in Mellon Securities").

                     Portfolio Information - No Investment Associate may divulge the current portfolio positions, or current or anticipated portfolio transactions, programs or studies, of Mellon or any Mellon customer to anyone unless it is properly within his or her job responsibilities to do so.

                     Material Nonpublic Information - No Investment Associate may engage in or recommend a securities transaction, for his or her own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities. No Investment Associate may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

                     Short-Term Trading - Any Investment Associate who purchases and sells, or sells and purchases, the same (or equivalent) securities within any 60-calendar-day period is required to disgorge all profits realized on such transaction in accordance with procedures established by senior management. For this purpose, securities will be deemed to be equivalent if one is convertible into the other, if one entails a right to purchase or sell the other, or if the value of one is expressly dependent on the value of the other (e.g., derivative securities).

                     Additional Restrictions For Dreyfus Associates and Associates of Mellon Entities Registered Under The Investment Advisers Act of 1940 ONLY ("40 Act Associates")

                  o Outside Activities - No 40 Act associate may serve on the board of directors/trustees or as a general partner of any publicly traded company (other than Mellon) without the prior approval of the Manager of Corporate Compliance.

                  o Gifts - All 40 Act associates are prohibited from accepting gifts from outside companies, or their representatives, with an exception for gifts of (1) a de minimis value and
                     (2) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment for the 40 Act associate and, if appropriate, a guest, which is neither so frequent nor extensive as to raise any question of impropriety. A gift shall be considered de minimis if it does not exceed an annual amount per person fixed periodically by the National Association of Securities Dealers, which is currently $100 per person.

                  o Blackout Period - 40 Act associates will not be given clearance to execute a transaction in any security that is being considered for purchase or sale by an affiliated investment company, managed account or trust, for which a pending buy or sell order for such affiliated account is pending, and for two business days after the transaction in such security for such affiliated account has been effected. This provision does not apply to transactions effected or contemplated by index funds.

                     In addition, portfolio managers for the investment companies are prohibited from buying or selling a security within seven calendar days before and after such investment company trades in that security. Any violation of the foregoing will require the violator to disgorge all profit realized with respect to such transaction.

                     PRECLEARANCE FOR PERSONAL SECURITIES TRANSACTIONS - All Investment Associates must notify the Preclearance Compliance Officer (see Glossary) in writing and receive preclearance before they engage in any purchase or sale of a security.

                     Exemptions from Requirement to Preclear - Preclearance is not required for the following transactions:

                  o  purchases or sales of "Exempt Securities" (see Glossary);

                  o purchases or sales effected in any account over which an associate has no direct or indirect control over the investment decision-making process (i.e., nondiscretionary trading accounts). Nondiscretionary trading accounts may only be maintained, without being subject to preclearance procedures, when the Preclearance Compliance Officer, after a thorough review, is satisfied that the account is truly nondiscretionary;

                  o transactions which are non-volitional on the part of an associate (such as stock dividends);

                  o the sale of stock received upon the exercise of an associate stock option if the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the manager of Corporate Compliance);

                  o purchases which are part of an automatic reinvestment of dividends under a DRIP (Preclearance is required for optional cash purchases under a DRIP);

                  o purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer;

                  o sales of rights acquired from an issuer, as described above; and/or

                  o those situations where the Preclearance Compliance Officer determines, after taking into consideration the particular facts and circumstances, that prior approval is not necessary.

                     Requests for Preclearance - All requests for preclearance for a securities transaction shall be submitted to the Preclearance Compliance Officer by completing a Preclearance Request Form. (Investment Associates other than Dreyfus associates are to use the Preclearance Request Form shown as Exhibit C1. Dreyfus associates are to use the Preclearance Request Form shown as Exhibit C2.)

                     The Preclearance Compliance Officer will notify the Investment Associate whether the request is approved or denied without disclosing the reason for such approval or denial.

                     Notifications may be given in writing or verbally by the Preclearance Compliance Officer to the Investment Associate. A record of such notification will be maintained by the Preclearance Compliance Officer. However, it shall be the responsibility of the Investment Associate to obtain a written record of the Preclearance Compliance Officer's notification within 24 hours of such notification. The Investment Associate should retain a copy of this written record.

                     As there could be many reasons for preclearance being granted or denied, Investment Associates should not infer from the preclearance response anything regarding the security for which preclearance was requested.

                     Although making a preclearance request does not obligate an Investment Associate to do the transaction, it should be noted that:

                  o preclearance authorization will expire at the end of the day on which preclearance is given;

                  o preclearance requests should not be made for a transaction that the Investment Associate does not intend to make; and

                  o Investment Associates should not discuss with anyone else, inside or outside Mellon, the response the Investment Associate received to a preclearance request.

                     Every Investment Associate must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures, consult the Preclearance Compliance Officer. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.

                     Restricted List - Each Preclearance Compliance Officer will maintain a list (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for Investment Associates in their area. From time to time, such trading restrictions may be appropriate to protect Mellon and its Investment Associates from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information in order to avoid unwarranted inferences.

                     In order to assist the Preclearance Compliance Officer in identifying companies that may be appropriate for inclusion on the Restricted List, the head of the entity/department/area in which Investment Associates are employed will inform the appropriate Preclearance Compliance Officer in writing of any companies that they believe should be included on the Restricted List based upon facts known or readily available to such department heads.

                     PERSONAL SECURITIES TRANSACTIONS REPORTS

                  o Brokerage Accounts - All Investment Associates are required to instruct their brokers to submit directly to the Manager of Corporate Compliance copies of all trade confirmations and statements relating to their account. Examples of instruction letters to a broker are contained in Exhibits B1 and B2.

                  o Report of Transactions in Mellon Securities - Investment Associates must also report in writing to the Manager of Corporate Compliance within ten calendar days whenever they purchase or sell Mellon securities if the transaction was not through a brokerage account as described above. Purchases and sales of Mellon securities include the following:

                     DRIP Optional Cash Purchases - Optional cash purchases under Mellon's Dividend Reinvestment and Common Stock Purchase Plan (the "Mellon DRIP").

                     Stock Options - The sale of stock received upon the exercise of an associate stock option unless the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance).

                     It should be noted that the reinvestment of dividends under the DRIP, changes in elections under Mellon's Retirement Savings Plan, the receipt of stock under Mellon's Restricted Stock Award Plan, and the receipt or exercise of options under Mellon's Long-Term Profit Incentive Plan are not considered purchases or sales for the purpose of this reporting requirement.

                     An example of a written report to the Manager of Corporate Compliance is contained in Exhibit A.

                  o Statement of Securities Holdings - Within ten days of receiving this Policy and on an annual basis thereafter, all Investment Associates must submit to the Manager of Corporate Compliance a statement of all securities in which they presently have any direct or indirect beneficial ownership other than Exempt Securities, as defined in the Glossary. Investment Associates should refer to "Beneficial Ownership" in Section Four, "Restrictions on Transactions in Mellon Securities," which is also applicable to Investment Associates. Such statements should be in the format shown in Exhibit D. The annual report must be submitted by January 31 and must report all securities holdings other than Exempt Securities. The annual statement of securities holdings contains an acknowledgment that the Investment Associate has read and complied with this Policy.

                  o Special Requirement with Respect to Affiliated Investment Companies - The portfolio managers, research analysts and other Investment Associates specifically designated by the Manager of Corporate Compliance are required within ten calendar days of receiving this Policy (and by no later than ten calendar days after the end of each calendar quarter) to report every transaction in the securities issued by an affiliated investment company occurring in an account in which the Investment Associate has a beneficial ownership interest. The quarterly reporting requirement may be satisfied by notifying the Manager of Corporate Compliance of the name of the investment company, account name and account number for which such quarterly reports must be submitted.

                     CONFIDENTIAL TREATMENT
                     THE PRECLEARANCE COMPLIANCE OFFICER WILL USE HIS OR HER BEST EFFORTS TO ASSURE THAT ALL REQUESTS FOR PRECLEARANCE, ALL PERSONAL SECURITIES TRANSACTION REPORTS AND ALL REPORTS OF SECURITIES HOLDINGS ARE TREATED AS "PERSONAL AND CONFIDENTIAL." HOWEVER, SUCH DOCUMENTS WILL BE AVAILABLE FOR INSPECTION BY APPROPRIATE REGULATORY AGENCIES, AND BY OTHER PARTIES WITHIN AND OUTSIDE MELLON AS ARE NECESSARY TO EVALUATE COMPLIANCE WITH OR SANCTIONS UNDER THIS POLICY. DOCUMENTS RECEIVED FROM DREYFUS ASSOCIATES ARE ALSO AVAILABLE FOR INSPECTION BY THE BOARDS OF DIRECTORS OF DREYFUS AND BY THE BOARDS OF DIRECTORS (OR TRUSTEES OR MANAGING GENERAL PARTNERS, AS APPLICABLE) OF THE INVESTMENT COMPANIES MANAGED OR ADMINISTERED BY DREYFUS.

PART IV - APPLICABLE TO
OTHER ASSOCIATES ONLY
------------------------------

                     PRECLEARANCE FOR PERSONAL SECURITIES TRANSACTIONS - Except for private placements, Other Associates are permitted to engage in personal securities transactions without obtaining prior approval from the Manager of Corporate Compliance (for preclearance of private placements, use the Preclearance Request Form shown as Exhibit C1.)

                     PERSONAL SECURITIES TRANSACTIONS REPORTS - Other Associates are not required to report their personal securities transactions other than margin transactions and transactions involving Mellon securities as discussed below. Other Associates are required to instruct their brokers to submit directly to the Manager of Corporate Compliance copies of all confirmations and statements pertaining to margin accounts. Examples of an instruction letter to a broker are shown in Exhibit B1.

                     Report of Transactions in Mellon Securities - Other Associates must report in writing to the Manager of Corporate Compliance within ten calendar days whenever they purchase or sell Mellon securities. Purchases and sales of Mellon securities include the following:

                  o DRIP Optional Cash Purchases - Optional cash purchases under Mellon's Dividend Reinvestment and Common Stock Purchase Plan (the "Mellon DRIP").

                  o Stock Options - The sale of stock received upon the exercise of an associate stock option unless the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance).

                     It should be noted that the reinvestment of dividends under the DRIP, changes in elections under Mellon's Retirement Savings Plan, the receipt of stock under Mellon's Restricted Stock Award Plan and the receipt or exercise of options under Mellon's Long-Term Profit Incentive Plan are not considered purchases or sales for the purpose of this reporting requirement.

                     An example of a written report to the Manager of Corporate Compliance is contained in Exhibit A.

                     RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

                     Margin Transactions - Prior to establishing a margin account, Other Associates must obtain the written permission of the Manager of Corporate Compliance. Other Associates having a margin account prior to the effective date of this Policy must notify the Manager of Corporate Compliance of the existence of such account.

                     All associates having margin accounts, other than described below, must designate the Manager of Corporate Compliance as an interested party on each account. Associates must ensure that the Manager of Corporate Compliance promptly receives copies of all trade confirmations and statements relating to the accounts directly from the broker. If requested by a brokerage firm, please contact the Manager of Corporate Compliance to obtain a letter (sometimes referred to as a "407 letter") granting permission to maintain a margin account. Trade confirmations and statements are not required on margin accounts established at Dreyfus Investment Services Corporation for the sole purpose of cashless exercises of Mellon employee stock options. In addition, products may be offered by a broker/dealer that, because of their characteristics, are considered margin accounts but have been determined by the Manager of Corporate Compliance to be outside the scope of this Policy (e.g., a Cash Management account which provides overdraft protection for the customer). Any questions regarding the establishment, use and reporting of margin accounts should be directed to the Manager of Corporate Compliance. An example of an instruction letter to a broker is shown in Exhibit B1.

                     Private Placements - Other Associates are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of Corporate Compliance and the Associate's department head. Approval must be given by both of the aforementioned persons for the acquisition to be considered approved.

                     As there could be many reasons for preclearance being granted or denied, Other Associates should not infer from the preclearance response anything regarding the security for which preclearance was requested.

                     Although making a preclearance request does not obligate an Other Associate to do the transaction, it should be noted that:

                  o preclearance authorization will expire at the end of the third business day after it is received (the day authorization is granted is considered the first business day);

                  o preclearance requests should not be made for a transaction that the Other Associate does not intend to make; and

                  o Other Associates should not discuss with anyone else, inside or outside Mellon, the response they received to a preclearance request.

                     Every Other Associate must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.

                     CONFIDENTIAL TREATMENT
                     THE MANAGER OF CORPORATE COMPLIANCE WILL USE HIS OR HER BEST EFFORTS TO ASSURE THAT ALL REQUESTS FOR PRECLEARANCE, ALL PERSONAL SECURITIES TRANSACTION REPORTS AND ALL REPORTS OF SECURITIES HOLDINGS ARE TREATED AS "PERSONAL AND CONFIDENTIAL." HOWEVER, SUCH DOCUMENTS WILL BE AVAILABLE FOR INSPECTION BY APPROPRIATE REGULATORY AGENCIES AND OTHER PARTIES WITHIN AND OUTSIDE MELLON AS ARE NECESSARY TO EVALUATE COMPLIANCE WITH OR SANCTIONS UNDER THIS POLICY.

PART V - APPLICABLE TO
NONMANAGEMENT BOARD MEMBER
------------------------------

                     NONMANAGEMENT BOARD MEMBER -

                     You are considered to be a Nonmanagement Board Member if you are:

                  o a director of Dreyfus who is not also an officer or employee of Dreyfus ("Dreyfus Board Member"); or

                  o a director, trustee or managing general partner of any investment company who is not also an officer or employee of Dreyfus ("Mutual Fund Board Member").

                     The term "Independent" Mutual Fund Board Member means those Mutual Fund Board Members who are not deemed "interested persons" of an investment company, as defined by the Investment Company Act of 1940, as amended.

                     STANDARDS OF CONDUCT FOR NONMANAGEMENT BOARD MEMBER

                     Outside Activities - Nonmanagement Board Members are prohibited from:

                  o accepting nomination or serving as a director, trustee or managing general partner of an investment company not advised by Dreyfus, without the express prior approval of the board of directors of Dreyfus and the board of directors/trustees or managing general partners of the pertinent Dreyfus-managed fund(s) for which a Nonmanagement Board Member serves as a director, trustee or managing general partner;

                  o accepting employment with or acting as a consultant to any person acting as a registered investment adviser to an investment company without the express prior approval of the board of directors of Dreyfus;

                  o owning Mellon securities if the Nonmanagement Board Member is an "Independent" Mutual Fund Board Member, (since that would destroy his or her "independent" status); and/or

                  o buying or selling Mellon's publicly traded securities during a blackout period, which begins the 16th day of the last month of each calendar quarter and ends three business days after Mellon publicly announces the financial results for that quarter.

                     Insider Trading and Tipping - The provisions set forth in Section Two, "Insider Trading and Tipping," are applicable to Nonmanagement Board Members.

                     Conflict of Interest - No Nonmanagement Board Member may recommend a securities transaction for Mellon, Dreyfus or any Dreyfus-managed fund without disclosing any interest he or she has in such securities or issuer thereof (other than an interest in publicly traded securities where the total investment is less than or equal to $25,000), including:

                  o any direct or indirect beneficial ownership of any securities of such issuer;

                  o any contemplated transaction by the Nonmanagement Board Member in such securities;

                  o  any position with such issuer or its affiliates; and

                  o any present or proposed business relationship between such issuer or its affiliates and the Nonmanagement Board Member or any party in which the Nonmanagement Board Member has a beneficial ownership interest (see "Beneficial Ownership", Section Four, "Restrictions on Transaction in Mellon Securities").

                     Portfolio Information - No Nonmanagement Board Member may divulge the current portfolio positions, or current or anticipated portfolio transactions, programs or studies, of Mellon, Dreyfus or any Dreyfus-managed fund, to anyone unless it is properly within his or her responsibilities as a Nonmanagement Board Member to do so.

                     Material Nonpublic Information - No Nonmanagement Board Member may engage in or recommend any securities transaction, for his or her own benefit or for the benefit of others, including Mellon, Dreyfus or any Dreyfus-managed fund, while in possession of material nonpublic information. No Nonmanagement Board Member may communicate material nonpublic information to others unless it is properly within his or her responsibilities as a Nonmanagement Board Member to do so.

                     PRECLEARANCE FOR PERSONAL SECURITIES TRANSACTIONS -

                     Nonmanagement Board Members are permitted to engage in personal securities transactions without obtaining prior approval from the Preclearance Compliance Officer.

                     PERSONAL SECURITY TRANSACTIONS REPORTS -

                  o "Independent" Mutual Fund Board Members - Any "Independent" Mutual Fund Board Members, as defined above, who effects a securities transaction where he or she knew, or in the ordinary course of fulfilling his or her official duties should have known, that during the 15-day period immediately preceding or after the date of such transaction, the same security was purchased or sold, or was being considered for purchase or sale by Dreyfus (including any investment company or other account managed by Dreyfus), are required to report such personal securities transaction. In the event a personal securities transaction report is required, it must be submitted to the Preclearance Compliance Officer not later than ten days after the end of the calendar quarter in which the transaction to which the report relates was effected. The report must include the date of the transaction, the title and number of shares or principal amount of the security, the nature of the transaction (e.g., purchase, sale or any other type of acquisition or disposition), the price at which the transaction was effected and the name of the broker or other entity with or through whom the transaction was effected. This reporting requirement can be satisfied by sending a copy of the confirmation statement regarding such transactions to the Preclearance Compliance Officer within the time period specified. Notwithstanding the foregoing, personal securities transaction reports are not required with respect to any securities transaction described in "Exemption from the Requirement to Preclear" in Part III.

                  o Dreyfus Board Members and "Interested" Mutual Fund Board Members - Dreyfus Board Members and Mutual Fund Board Members who are "interested persons" of an investment company, as defined by the Investment Company Act of 1940, are required to report their personal securities transactions. Personal securities transaction reports are required with respect to any securities transaction other than those described in "Exemptions from Requirement to Preclear" on Page 21. Personal securities transaction reports are required to be submitted to the Preclearance Compliance Officer not later than ten days after the end of the calendar quarter in which the transaction to which the report relates was effected. The report must include the date of the transaction, the title and number of shares or principal amount of the security, the nature of the transaction (e.g., purchase, sale or any other type of acquisition or disposition), the price at which the transaction was effected and the name of the broker or other entity with or through whom the transaction was effected. This reporting requirement can be satisfied by sending a copy of the confirmation statement regarding such transactions to the Preclearance Compliance Officer within the time period specified.

                     CONFIDENTIAL TREATMENT
                     THE PRECLEARANCE COMPLIANCE OFFICER WILL USE HIS OR HER BEST EFFORTS TO ASSURE THAT ALL PERSONAL SECURITIES TRANSACTION REPORTS ARE TREATED AS "PERSONAL AND CONFIDENTIAL." HOWEVER, SUCH DOCUMENTS WILL BE AVAILABLE FOR INSPECTION BY APPROPRIATE REGULATORY AGENCIES AND OTHER PARTIES WITHIN AND OUTSIDE MELLON AS ARE NECESSARY TO EVALUATE COMPLIANCE WITH OR SANCTIONS UNDER THIS POLICY.

GLOSSARY
------------------------------
DEFINITIONS

                  o APPROVAL - written consent or written notice of nonobjection.

                  o ASSOCIATE - any employee of Mellon Bank Corporation or its direct or indirect subsidiaries; does not include outside consultants or temporary help.

                  o BENEFICIAL OWNERSHIP - securities owned of record or held in the associate's name are generally considered to be beneficially owned by the associate.

                     Securities held in the name of any other person are deemed to be beneficially owned by the associate if by reason of any contract, understanding, relationship, agreement or other arrangement, the associate obtains therefrom benefits substantially equivalent to those of ownership, including the power to vote, or to direct the disposition of, such securities. Beneficial ownership includes securities held by others for the associate's benefit (regardless of record ownership), e.g. securities held for the associate or members of the associate's immediate family, defined below, by agents, custodians, brokers, trustees, executors or other administrators; securities owned by the associate, but which have not been transferred into the associate's name on the books of the company; securities which the associate has pledged; or securities owned by a corporation that should be regarded as the associate's personal holding corporation. As a natural person, beneficial ownership is deemed to include securities held in the name or for the benefit of the associate's immediate family, which includes the associate's spouse, the associate's minor children and stepchildren and the associate's relatives or the relatives of the associate's spouse who are sharing the associate's home, unless because of countervailing circumstances, the associate does not enjoy benefits substantially equivalent to those of ownership. Benefits substantially equivalent to ownership include, for example, application of the income derived from such securities to maintain a common home, meeting expenses that such person otherwise would meet from other sources, and the ability to exercise a controlling influence over the purchase, sale or voting of such securities. An associate is also deemed the beneficial owner of securities held in the name of some other person, even though the associate does not obtain benefits of ownership, if the associate can vest or revest title in himself at once, or at some future time.

                     In addition, a person will be deemed the beneficial owner of a security if he has the right to acquire beneficial ownership of such security at any time (within 60 days) including but not limited to any right to acquire: (1) through the exercise of any option, warrant or right; (2) through the conversion of a security; or (3) pursuant to the power to revoke a trust, nondiscretionary account or similar arrangement.

                     With respect to ownership of securities held in trust, beneficial ownership includes ownership of securities as a trustee in instances where either the associate as trustee or a member of the associate's "immediate family" has a vested interest in the income or corpus of the trust, the ownership by the associate of a vested beneficial interest in the trust and the ownership of securities as a settlor of a trust in which the associate as the settlor has the power to revoke the trust without obtaining the consent of the beneficiaries. Certain exemptions to these trust beneficial ownership rules exist, including an exemption for instances where beneficial ownership is imposed solely by reason of the associate being settlor or beneficiary of the securities held in trust and the ownership, acquisition and disposition of such securities by the trust is made without the associate's prior approval as settlor or beneficiary. "Immediate family" of an associate as trustee means the associate's son or daughter (including any legally adopted children) or any descendant of either, the associate's stepson or stepdaughter, the associate's father or mother or any ancestor of either, the associate's stepfather or stepmother and his spouse.

                     To the extent that stockholders of a company use it as a personal trading or investment medium and the company has no other substantial business, stockholders are regarded as beneficial owners, to the extent of their respective interests, of the stock thus invested or traded in. A general partner in a partnership is considered to have indirect beneficial ownership in the securities held by the partnership to the extent of his pro rata interest in the partnership. Indirect beneficial ownership is not, however, considered to exist solely by reason of an indirect interest in portfolio securities held by any holding company registered under the Public Utility Holding Company Act of 1935, a pension or retirement plan holding securities of an issuer whose employees generally are beneficiaries of the plan and a business trust with over 25 beneficiaries.

                     Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership as part of a plan or scheme to evade the reporting requirements of the Securities Exchange Act of 1934 shall be deemed the beneficial owner of such security.

                     The final determination of beneficial ownership is a question to be determined in light of the facts of a particular case. Thus, while the associate may include security holdings of other members of his family, the associate may nonetheless disclaim beneficial ownership of such securities.

                  o "CHINESE WALL" POLICY - procedures designed to restrict the flow of information within Mellon from units or individuals who are likely to receive material nonpublic information to units or individuals who trade in securities or provide investment advice. (see pages 12-14).

                  o  CORPORATION - Mellon Bank Corporation.

                  o  DREYFUS - The Dreyfus Corporation and its subsidiaries.

                  o DREYFUS ASSOCIATE - any employee of Dreyfus; does not include outside consultants or temporary help.

                  o  EXEMPT SECURITIES - Exempt Securities are defined as:

                     - securities issued or guaranteed by the United States government or agencies or instrumentalities;

                     -  bankers' acceptances;

                     -  bank certificates of deposit and time deposits;

                     -  commercial paper;

                     -  repurchase agreements; and

                     -  securities issued by open-end investment companies.

                  o GENERAL COUNSEL - General Counsel of Mellon Bank Corporation or any person to whom relevant authority is delegated by the General Counsel.

                  o INDEX FUND - an investment company which seeks to mirror the performance of the general market by investing in the same stocks (and in the same proportion) as a broad-based market index.

                  o INITIAL PUBLIC OFFERING (IPO) - the first offering of a company's securities to the public.

                  o INVESTMENT COMPANY - a company that issues securities that represent an undivided interest in the net assets held by the company. Mutual funds are investment companies that issue and sell redeemable securities representing an undivided interest in the net assets of the company.

                  o MANAGER OF CORPORATE COMPLIANCE - - the associate within the Risk Management and Compliance Department of Mellon Bank Corporation who is responsible for administering the Confidential Information and Securities Trading Policy, or any person to whom relevant authority is delegated by the Manager of Corporate Compliance.

                  o MELLON - Mellon Bank Corporation and all of its direct and indirect subsidiaries.

                  o NAKED OPTION - an option sold by the investor which obligates him or her to sell a security which he or she does not own.

                  o NONDISCRETIONARY TRADING ACCOUNT - an account over which the associated person has no direct or indirect control over the investment decision-making process.

                  o OPTION - a security which gives the investor the right but not the obligation to buy or sell a specific security at a specified price within a specified time.

                  o PRECLEARANCE COMPLIANCE OFFICER - a person designated by the Manager of Corporate Compliance, to administer, among other things, associates' preclearance request for a specific business unit.

                  o PRIVATE PLACEMENT - an offering of securities that is exempt from registration under the Securities Act of 1933 because it does not constitute a public offering.

                  o SENIOR MANAGEMENT COMMITTEE - the Senior Management Committee of Mellon Bank Corporation.

                  o SHORT SALE - the sale of a security that is not owned by the seller at the time of the trade.

INDEX OF EXHIBITS
------------------------------
EXHIBIT A               SAMPLE REPORT TO MANAGER OF CORPORATE COMPLIANCE

EXHIBIT B               SAMPLE INSTRUCTION LETTER TO BROKER

EXHIBIT C               PRECLEARANCE REQUEST FORM

EXHIBIT D               PERSONAL SECURITIES HOLDINGS FORM

EXHIBIT A
------------------------------
SAMPLE REPORT TO MANAGER OF CORPORATE COMPLIANCE

--------------------------------------------------------------------------------
                                                              MELLON INTEROFFICE
                                                              MEMORANDUM


    Date:                                              From:      Associate
      To:   Manager, Corporate Compliance              Dept:
                                                      Aim #:
   Aim #:   151-4342                                  Phone:
                                                        Fax:

--------------------------------------------------------------------------------

            RE:   REPORT OF SECURITIES TRADE

            Type of Associate: ____________   Insider Risk
                               ____________   Investment
                               ____________   Other


            Type of Security:  ____________   Mellon Bank Corporation
                               ____________   Mellon Bank Corporation - optional
                                              cash purchases under Dividend
                                              Reinvestment and Common Stock
                                              Purchase Plan
                               ____________   Mellon Bank Corporation - exercise
                                              of an employee stock option

            Attached is a copy of the confirmation slip for a securities trade I engaged in on _____________________, 19xx.

            or

            On _____________________, 19xx, I (purchased/sold)__________________
            shares of ___________________________ through (broker). I will arrange to have a copy of the confirmation slip for this trade delivered to you as soon as possible.

EXHIBIT B1
------------------------------
FOR NON-DREYFUS ASSOCIATES


            Date

            Broker ABC
            Street Address
            City, State  ZIP


            Re:   John Smith & Mary Smith
                  Account No. xxxxxxxxxxxxx


            In connection with my existing brokerage accounts at your firm noted above, please be advised that the Risk Management and Compliance Department of Mellon Bank should be noted as an "Interested Party" with respect to my accounts. They should, therefore, be sent copies of all trade confirmations and account statements relating to my account.

            Please send the requested documentation ensuring the account holder's name appears on all correspondence to:



                              Manager, Corporate Compliance
                              Mellon Bank
                              P.O. Box 3130
                              Pittsburgh, PA 15230-3130

            Thank you for your cooperation in this request.


            Sincerely yours,



            Associate


            cc:   Manager, Corporate Compliance (151-4342)

EXHIBIT B2
------------------------------
FOR DREYFUS ASSOCIATES


            Date

            Broker ABC
            Street Address
            City, State  ZIP


            Re:   John Smith & Mary Smith
                  Account No. xxxxxxxxxxxxx



            In connection with my existing brokerage accounts at your firm noted above, please be advised that the Risk Management and Compliance Department of Dreyfus Corporation should be noted as an "Interested Party" with respect to my accounts. They should, therefore, be sent copies of all trade confirmations and account statements relating to my account.

            Please send the requested documentation ensuring the account holder's name appears on all correspondence to:



                              Compliance Officer at The Dreyfus Corporation 200 Park Avenue
                              Legal Department
                              New York, NY 10166

            Thank you for your cooperation in this request.


            Sincerely yours,



            Associate


            cc:   Dreyfus Compliance


EXHIBIT C1
------------------------------
PRECLEARANCE REQUEST FORM                                                     Non Dreyfus Associates
====================================================================================================
To:   Manager, Corporate Compliance 151-4342 (All Insider and Other Associates)
      Designated Preclearance Compliance Officer (All Investment Associates excluding Dreyfus)
----------------------------------------------------------------------------------------------------
Associate Name:                                     Title:                      Date:


----------------------------------------------------------------------------------------------------
Phone #:                 AIM #:                     Social Security #:          Department:


----------------------------------------------------------------------------------------------------
====================================================================================================
ACCOUNT INFORMATION
----------------------------------------------------------------------------------------------------
Account Name:            Account Number:            Name of Broker/Bank:


----------------------------------------------------------------------------------------------------
Relationship to registered owner(s) (if other than associate)


----------------------------------------------------------------------------------------------------
I hereby request approval to execute the following trade in the above account:
====================================================================================================
TRANSACTION DETAIL
----------------------------------------------------------------------------------------------------
Buy:                     Sell:                      Security/Contract:          No. of Shares:


----------------------------------------------------------------------------------------------------
If sale, date acquired:  Margin Transaction:        Initial Public Offering:    Private Placement:
                         /  / Yes                   / / Yes                     / / Yes
----------------------------------------------------------------------------------------------------
====================================================================================================
DISCLOSURE STATEMENT
----------------------------------------------------------------------------------------------------
I hereby represent that, to the best of my knowledge, neither I nor the registered account holder is
(1) attempting to benefit personally from any existing business relationship between the issuer and
Mellon or any Mellon-related fund or affiliate; (2) engaging in any manipulative or deceptive trading activity; (3) in possession of any material non-public information concerning the security to which is request relates.
----------------------------------------------------------------------------------------------------
Associate Signature:                                                            Date:


----------------------------------------------------------------------------------------------------
====================================================================================================
COMPLIANCE OFFICER USE ONLY
----------------------------------------------------------------------------------------------------
Approved:                Disapproved:               Authorized Signatory:       Date:


----------------------------------------------------------------------------------------------------
Comments:


----------------------------------------------------------------------------------------------------
Note:  This preclearance will lapse at the end of the day on __________________, 19__.
If you decide not to effect the trade, please notify me.
----------------------------------------------------------------------------------------------------
Date:                                               By:

----------------------------------------------------------------------------------------------------

EXHIBIT C2
------------------------------
PRECLEARANCE REQUEST FORM                                                    Dreyfus Associates Only
====================================================================================================
To:   Dreyfus Compliance Officer
----------------------------------------------------------------------------------------------------
Associate Name:                                     Title:                      Date:


----------------------------------------------------------------------------------------------------
Phone #:                 AIM #:                     Social Security #:          Department:


----------------------------------------------------------------------------------------------------
====================================================================================================
ACCOUNT INFORMATION
----------------------------------------------------------------------------------------------------
Account Name:            Account Number:            Name of Broker/Bank:


----------------------------------------------------------------------------------------------------
Relationship to registered owner(s) (if other than associate)


----------------------------------------------------------------------------------------------------
I hereby request approval to execute the following trade in the above account:
====================================================================================================
TRANSACTION DETAIL
----------------------------------------------------------------------------------------------------
Buy:                     Sell:                      Security/Contract:          Symbol:


----------------------------------------------------------------------------------------------------
Amount:                  Current Market Price:      If sale, date acquired:     Margin Transaction:


----------------------------------------------------------------------------------------------------
Is this a New Issue?                                Is this a Private Placement?
/ / Yes     / / No                                  / / Yes       / / No
----------------------------------------------------------------------------------------------------
Reason for Transaction, identify source:


----------------------------------------------------------------------------------------------------
====================================================================================================
DISCLOSURE STATEMENT
----------------------------------------------------------------------------------------------------
I hereby represent that, to the best of my knowledge, neither I nor the registered account holder is
(1) attempting to benefit personally from any existing business relationship between the issuer and
Mellon or any Mellon-related fund or affiliate; (2) engaging in any manipulative or deceptive trading activity; (3) in possession of any material non-public information concerning the security to which is request relates.
----------------------------------------------------------------------------------------------------
Associate Signature:                                                            Date:


----------------------------------------------------------------------------------------------------
====================================================================================================
COMPLIANCE OFFICER USE ONLY
----------------------------------------------------------------------------------------------------
Approved:                Disapproved:               Authorized Signatory:       Date:


----------------------------------------------------------------------------------------------------
Comments:


----------------------------------------------------------------------------------------------------
Note:  This preclearance will lapse at the end of the day on __________________, 19__.
If you decide not to effect the trade, please notify me.
----------------------------------------------------------------------------------------------------
Date:                                               By:

----------------------------------------------------------------------------------------------------


 EXHIBIT D1
------------------------------

   Return to:  Manager, Corporate Compliance
               Mellon Bank
               P.O. Box 3130
               Pittsburgh, PA  15230-3130


                         STATEMENT OF SECURITY HOLDINGS

   As of __________________________

   1. List of all securities in which you, your immediate family, any other member of your immediate household, or any trust or estate of which you or your spouse is a trustee or fiduciary or beneficiary, or of which your minor child is a beneficiary, or any person for whom you direct or effect transactions under a power of attorney or otherwise, maintain a beneficial ownership - (see Glossary in Policy). If none, write NONE. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, bankers' acceptances, bank certificates of deposit and time deposits, commercial paper, repurchase agreements and shares of registered investment companies need not be listed. IF YOUR LIST IS EXTENSIVE, PLEASE ATTACH A COPY OF THE MOST RECENT STATEMENT FROM YOUR BROKER(S), RATHER THAN LIST THEM ON THIS FORM.

   -----------------------------------------------------------------------------
        NAME OF SECURITY           TYPE OF SECURITY         AMOUNT OF SHARES
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   2. List the names and addresses of any broker/dealers holding accounts in which you have a beneficial interest, including the name of your registered representative (if applicable), the account registration and the relevant account numbers. If none, write NONE.

   -----------------------------------------------------------------------------
      BROKER/     ADDRESS           NAME OF            ACCOUNT       ACCOUNT
       DEALER                      REGISTERED       REGISTRATION    NUMBER(S)
                                 REPRESENTATIVE
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   I certify that the statements made by me on this form are true, complete and correct to the best of my knowledge and belief, and are made in good faith. I acknowledge I have read, understood and complied with the Confidential Information and Securities Trading Policy.

   -----------------------------------------------------------------------------
   Date:                                     Printed Name:

   -----------------------------------------------------------------------------
                                             Signature:

   -----------------------------------------------------------------------------

EXHIBIT D2
------------------------------



   Return to:  Compliance Officer at the Dreyfus Corporation
               200 Park Avenue
               Legal Department
               New York, NY 10166


                         STATEMENT OF SECURITY HOLDINGS

   As of __________________________

   1. List of all securities in which you, your immediate family, any other member of your immediate household, or any trust or estate of which you or your spouse is a trustee or fiduciary or beneficiary, or of which your minor child is a beneficiary, or any person for whom you direct or effect transactions under a power of attorney or otherwise, maintain a beneficial interest. If none, write NONE. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, bankers' acceptances, bank certificates of deposit and time deposits, commercial paper, repurchase agreements and shares of registered investment companies need not be listed. IF YOUR LIST IS EXTENSIVE, PLEASE ATTACH A COPY OF THE MOST RECENT STATEMENT FROM YOUR BROKER(S), RATHER THAN LIST THEM ON THIS FORM.

   -----------------------------------------------------------------------------
        NAME OF SECURITY           TYPE OF SECURITY         AMOUNT OF SHARES
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   2. List the names and addresses of any broker/dealers holding accounts in which you have a beneficial interest, including the name of your registered representative (if applicable), the account registration and the relevant account numbers. If none, write NONE.

   -----------------------------------------------------------------------------
      BROKER/     ADDRESS           NAME OF            ACCOUNT       ACCOUNT
       DEALER                      REGISTERED       REGISTRATION    NUMBER(S)
                                 REPRESENTATIVE
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   I certify that the statements made by me on this form are true, complete and correct to the best of my knowledge and belief, and are made in good faith. I acknowledge I have read, understood and complied with the Confidential Information and Securities Trading Policy.

   -----------------------------------------------------------------------------
   Date:                                     Printed Name:

   -----------------------------------------------------------------------------
                                             Signature:

   -----------------------------------------------------------------------------